(Multicurrency-Cross Border)
                                                       ISDA®
                                   International Swap Dealers Association, Inc.
                                                 MASTER AGREEMENT

                                             dated as of June 29, 2006

         MORGAN STANLEY CAPITAL SERVICES INC.             and     RALI Series 2006-QA5 Trust (the “Trust”), acting through
                                                                      Deutsche Bank Trust Company Americas, not in its
                                                                  individual capacity but solely as Trustee for the benefit
                                                                    of RALI Series 2006-QA5 Trust, Mortgage Asset-Backed
                                                                     Pass-Through Certificates, Series 2006-QA5, Group I
                                                                                        Certificates

have entered and/or anticipate  entering into one or more transactions  (each a “Transaction”)  that are or will be governed by this Master  Agreement,  which  includes the schedule  (the  “Schedule”),  and the  documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

Interpretation

Definitions.  The terms  defined in Section 14 and in the Schedule  will have the meanings  therein  specified  for the purpose of this Master Agreement.

Inconsistency.  In the event of any  inconsistency  between the provisions of the Schedule and the other provisions of this Master Agreement,  the Schedule will prevail.  In the event of any inconsistency  between the provisions of any  Confirmation  and this Master  Agreement  (including the  Schedule),  such  Confirmation  will prevail for the purposes of the relevant Transaction.

Single  Agreement.  All  Transactions  are entered into in reliance on the fact that this Master  Agreement and all
Confirmations form a single agreement between the parties (collectively  referred to as this “Agreement”),  and the parties would not otherwise enter into any Transactions.

Obligations

General Conditions.

         Each party will make each payment or delivery  specified in each  Confirmation  to be made by it,  subject to the other provisions of this Agreement.

         Payments  under  this  Agreement  will be made on the due date for  value on that date in the place of the account  specified  in the  relevant  Confirmation  or  otherwise  pursuant to this  Agreement,  in freely transferable  funds and in the manner  customary for payments in the required  currency.  Where settlement is by delivery  (that is, other than by payment),  such  delivery will be made for receipt on the due date in the  manner  customary  for  the  relevant  obligation  unless  otherwise  specified  in  the  relevant
         Confirmation or elsewhere in this Agreement.

         Each  obligation of each party under Section  2(a)(i) is subject to (1) the  condition  precedent  that no
         Event of Default or  Potential  Event of Default  with  respect  to the other  party has  occurred  and is continuing,  (2) the  condition  precedent  that no Early  Termination  Date in  respect  of the  relevant
         Transaction  has  occurred  or  been  effectively  designated  and (3)  each  other  applicable  condition precedent specified in this Agreement.

(a)      Change of  Account.  Either  party may change its  account  for  receiving a payment or delivery by giving notice to the other  party at least  five  Local  Business  Days  prior to the  scheduled  date for the  payment or delivery to which such change  applies  unless such other party gives timely  notice of a  reasonable  objection to such change.

(b)      Netting.  If on any date amounts would otherwise be payable: -

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other.  then,  on such date,  each party's  obligation to make payment of any such amount will be  automatically  satisfied and discharged and, if the aggregate  amount that would otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise have been payable by the other party,  replaced by an obligation  upon the party by whom the larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be  determined  in respect of all amounts  payable on the same date in the same currency in respect of such  Transactions,  regardless of whether such  amounts  are  payable in respect of the same  Transaction.  The  election  may be made in the  Schedule  or a
Confirmation  by specifying that  subparagraph  (ii) above will not apply to the  Transactions  identified as being subject to the election,  together with the starting date (in which case  subparagraph (ii) above will not, or will cease to, apply to such  Transactions  from such date).  This election may be made separately for different  groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive payments or deliveries.

(c)      Deduction or Withholding for Tax.

(i)      Gross-Up.  All payments under this  Agreement will be made without any deduction or withholding  for or on account of any Tax unless such deduction or  withholding  is required by any  applicable  law, as modified by the  practice  of any  relevant  governmental  revenue  authority,  then in  effect.  If a party  is so required to deduct or withhold, then that party ("X") will: -

(1)      promptly notify the other party ("Y") of such requirement;

(2)      pay to the relevant  authorities the full amount  required to be deducted or withheld  (including the full amount  required to be deducted or withheld from any additional  amount paid by X to Y under this
         Section 2(d))  promptly upon the earlier of  determining  that such  deduction or  withholding is required or receiving notice that such amount has been assessed against Y;

(3)      promptly  forward to Y an official  receipt  (or a  certified  copy),  or other  documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)      if such Tax is an  Indemnifiable  Tax,  pay to Y, in  addition  to the  payment  to  which Y is  otherwise entitled  under this  Agreement,  such  additional  amount as is necessary to ensure that the net amount actually  received by Y (free and clear of Indemnifiable  Taxes.  whether assessed against
         X or Y) will equal ft full amount Y would have  received  had no such  deduction  or  withholding been required.  However,  X will not be required to pay any additional  amount to Y to the extent that it would not be required to be paid but for: -

(A)      the  failure by Y to comply with or perform any  agreement  contained  in Section  4(a)(i),  4(a)(iii)  or
         4(d); or

(B)      the failure of a  representation  made by Y pursuant to Section  3(f) to be accurate  and true unless such failure would not have occurred but for (I) any action taken by a taxing  authority,  or brought  in a  court  of  competent  jurisdiction,  on or  after  the  date  on  which a
         Transaction  is entered  into  (regardless  of whether  such  action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)     Liability.  If:

(1)      X is required by any  applicable  law, as modified by the  practice of any relevant  governmental  revenue authority,  to make any deduction or  withholding  in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)      X does not so deduct or withhold; and

(3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then  satisfies the  liability  resulting  from such Tax, Y will promptly pay to X the amount of such  liability  (including any related  liability for interest,  but including  any  related  liability  for  penalties  only if Y has  failed to comply  with or  perform  any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(d)      Default  Interest;  Other  Amounts.  Prior  to  the  occurrence  or  effective  designation  of  an  Early
Termination  Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment obligation  will, to the extent  permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment)  on the  overdue  amount to the other  party on  demand  in the same  currency  as such overdue  amount,  for the period from (and including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the occurrence or effective  designation  of an Early  Termination
Date in respect of the relevant  Transaction,  a party defaults in the performance of any obligation required to be settled  by  delivery,  it will  compensate  the other  party on demand if and to the  extent  provided  for in the relevant Confirmation or elsewhere in this Agreement.

2.       Representations

Each party  represents  to the other party  (which  representations  will be deemed to be repeated by each party on each date on which a Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that: -

(a)      Basic Representations.

(i)      Status.  It  is  duly  organised  and  validly  existing  under  the  laws  of  the  jurisdiction  of  its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)     Powers.  It has the  power  to  execute  this  Agreement  and any  other  documentation  relating  to this
         Agreement to which it is a party, to deliver this Agreement and any other  documentation  relating to this
         Agreement  that it is required by this  Agreement  to deliver  and to perform its  obligations  under this
         Agreement  and any  obligations  it has under any Credit  Support  Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)    No Violation or Conflict.  Such  execution,  delivery and  performance do not violate or conflict with any law applicable to it, any provision of its  constitutional  documents,  any order or judgment of any court or other  agency  of  government  applicable  to it or any of its  assets or any  contractual  restriction binding on or affecting it or any of its assets;

(iv)     Consents.  All  governmental  and  other  consents  that are  required  to have been  obtained  by it with respect to this  Agreement or any Credit  Support  Document to which it is a party have been  obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)      Obligations  Binding.  Its  obligations  under this Agreement and any Credit Support  Document to which it is a party  constitute its legal,  valid and binding  obligations,  enforceable  in accordance  with their respective  terms (subject to applicable  bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting  creditors' rights generally and subject, as to enforceability,  to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      Absence  of  Certain  Events.  No Event of Default or  Potential  Event of Default  or, to its  knowledge,
Termination  Event with respect to it has occurred and is continuing and no such event or circumstance  would occur as a result of its  entering  into or  performing  its  obligations  under this  Agreement  or any  Credit  Support
Document to which it is a party.

(c)      Absence of  Litigation.  There is not pending or, to its  knowledge,  threatened  against it or any of its
Affiliates any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or official or any arbitrator that is likely to affect the legality,  validity or enforceability  against it of this Agreement or any Credit Support  Document to which it is a party or its ability to perform its  obligations under this Agreement or such Credit Support Document.

(d)      Accuracy of  Specified  Information.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)      Payer Tax  Representation.  Each  representation  specified  in the  Schedule  as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      Payee Tax  Representations.  Each  representation  specified  in the  Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

3.       Agreements

Each  party  agrees  with the  other  that,  so long as  either  party has or may have any  obligation  under  this
Agreement or under any Credit Support Document to which it is a party: -

(a)      Furnish  Specified  Information.  It  will  deliver  to  the  other  party  or,  in  certain  cases  under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: -

(i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule of any Confirmation; and

(iii)    upon  reasonable  demand by such other  party,  any form or document  that may be  required or  reasonably requested in writing in order to allow such other party or its Credit  Support  Provider to make a payment under this Agreement or any applicable  Credit Support  Document  without any deduction or withholding for or on  account  of any Tax or with  such  deduction  or  withholding  at a  reduced  rate  (so long as the completion,  execution or submission of such form or document would not materially  prejudice the legal or commercial  position  of the  party in  receipt  of such  demand),  with any such form or  document  to be accurate and completed in a manner  reasonably  satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date  specified  in the  Schedule or such  Confirmation  or, if none is  specified,  as soon as reasonably practicable.

(b)      Maintain  Authorisations.  It will use all  reasonable  efforts to  maintain  in full force and effect all consents of any  governmental  or other  authority  that are  required  to be  obtained by it with  respect to this
Agreement or any Credit Support  Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)      Comply with Laws.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform its  obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)      Tax  Agreement.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      Payment of Stamp Tax.  Subject  to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in
respect   of  its   execution   or   performance   of  this   Agreement   by  a   jurisdiction   in   which  it  is
incorporated,organised,  managed and  controlled.  or  considered  to have its seat, or in which a branch or office through  which it is acting for the  purpose of this  Agreement  is located  ("Stamp  Tax  Jurisdiction")  and will indemnify  the other party  against any Stamp Tax levied or imposed upon the other party or in respect of the other party's  execution or performance of this  Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp
Tax Jurisdiction with respect to the other party.

4.       Events or Default and Termination Events

(a)      Events of  Default.  The  occurrence  at any time with  respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any of the following  events  constitutes an event of default (an "Event of Default") with respect to such party: -

(i)      Failure to Pay or Deliver.  Failure by the party to make,  when due, any payment  under this  Agreement or delivery  under  Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)     Breach of Agreement.  Failure by the party to comply with or perform any  agreement or  obligation  (other than an obligation to make any payment under this Agreement or delivery  under Section  2(a)(i) or 2(e) or to give notice of a Termination  Event or any agreement or obligation under Section 4(a)(i),  4(a)(iii) or
         4(d)) to be complied with or performed by the party in accordance  with this  Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)    Credit Support Default.

(1)      Failure  by the  party or any  Credit  Support  Provider  of such  party to  comply  with or  perform  any agreement or  obligation  to be complied  with or performed by it in  accordance  with any Credit
         Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)      the expiration or  termination  of such Credit  Support  Document or the failing or ceasing of such Credit
         Support  Document  to be in full force and effect for the  purpose of this  Agreement  (in either case other than in accordance  with its terms) prior to the  satisfaction  of all  obligations of such party under each  Transaction  to which such Credit  Support  Document  relates  without the written consent of the other party; or

(3)      the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)     Misrepresentation.  A  representation  (other than a  representation  under  Section  3(e) or (f)) made or repeated  or deemed to have been made or  repeated  by the party or any Credit  Support  Provider  of such party in this  Agreement or any Credit  Support  Document  proves to have been  incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)      Default  under  Specified  Transaction.  The  party,  any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party (1) defaults under a Specified  Transaction  and, after giving effect  to any  applicable  notice  requirement  or grace  period,  there  occurs  a  liquidation  of,  an acceleration of obligations under, or an early termination of, that Specified  Transaction,  (2) defaults, after  giving  effect to any  applicable  notice  requirement  or grace  period,  in making any payment or delivery due on the last payment,  delivery or exchange date of, or any payment on early  termination  of, a Specified  Transaction (or such default  continues for at least three Local Business Days if there is no applicable notice  requirement or grace period) or (3) disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified  Transaction  (or such action is taken by any person or entity  appointed or empowered to operate it or act on its behalf);

(vi)     Cross Default.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1) a default,  event of default or other similar  condition or event (however  described)
         in respect of such party,  any Credit Support  Provider of such party or any applicable  Specified  Entity of such party under one or more  agreements or  instruments  relating to Specific  Indebtedness  of any of them  (individually  or  collectively)  in an aggregate  amount of not less than the applicable  Threshold
         Amount (as specified in the  Schedule)  which has resulted in such  Specified  Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable under such  agreements or instruments, before it would  otherwise  have been due and payable or (2) a default by such party,  such Credit Support
         Provider or such Specified  Entity  (individually  or  collectively) in making one or more payments on the due date  thereof in an  aggregate  amount of not less than the  applicable  Threshold  Amount  under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)    Bankruptcy.  The party,  any Credit Support  Provider of such party or any applicable  Specified Entity of such party:

                  (1) is dissolved  (other than pursuant to a consolidation,  amalgamation or merger);  (2) becomes insolvent  or is unable to pay its debts or fails or admits in writing  its  inability  generally to pay its debts as they become due; (3) makes a general  assignment,  arrangement or composition with or for  the  benefit  of its  creditors;  (4)  institutes  or has  instituted  against  it a proceeding  seeking  a  judgment  of  insolvency  or  bankruptcy  or any other  relief  under any bankruptcy or insolvency law or other similar law affecting  creditors'  rights, or a petition is presented  for its  winding-up  or  liquidation,  and,  in the  case of any  such  proceeding  or petition  instituted  or  presented  against it,  such  proceeding  or petition  (A) results in a judgment  of  insolvency  or  bankruptcy  or the entry of an order for relief or the making of an order  for  its  winding-up  or  liquidation  or (B)  is not  dismissed,  discharged,  stayed  or restrained in each case within 30 days of the  institution  or  presentation  thereof,  (5) has a resolution  passed for its winding-up,  official  management or liquidation  (other than pursuant to a consolidation,  amalgamation or merger);  (6) seeks or becomes subject to the appointment of an administrator,  provisional liquidator,  conservator,  receiver,  trustee,  custodian or other similar  official  for it or for all or  substantially  all its assets;  (7) has a secured  party take  possession  of  all  or  substantially  all  its  assets  or  has  a  distress,  execution, attachment,  sequestration  or other legal process levied,  enforced or sued on or against all or substantially  all its assets and such secured party  maintains  possession,  or any such process is not dismissed,  discharged,  stayed or restrained, in each case within 30 days thereafter; (8)
                  causes or is subject to any event with  respect  to it which.  under the  applicable  laws of any jurisdiction,  has an  analogous  effect to any of the events  specified  in  clauses  (1) to (7)
                  (inclusive);  or (9) takes any action in furtherance  of, or indicating its consent to,  approval of, or acquiescence in, any of the foregoing acts; or

(viii)   Merger  Without  Assumption.  The party or any  Credit  Support  Provider  of such party  consolidates  or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to,  another entity and, at the time of such consolidation, amalgamation, merger or transfer:

(1)      the resulting,  surviving or transferee  entity fails to assume all the  obligations of such party or such
         Credit Support  Provider  under this Agreement or any Credit Support  Document to which it or its predecessor was a party by operation of law or pursuant to an agreement  reasonably  satisfactory to the other party to this Agreement; or

(2)      the benefits of any Credit  Support  Document  fail to extend  (without the consent of the other party) to the performance by such resulting,  surviving or transferee  entity of its obligations under this
         Agreement.

(b)      Termination  Events.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an
Illegality  if the event is  specified  in (i) below,  a Tax Event if the event is specified in (ii) below or a Tax
Event Upon Merger if the event is  specified in (iii) below,  and, if  specified to be  applicable,  a Credit Event
Upon Merger if the event is specified  pursuant to (iv) below or an  Additional  Termination  Event if the event is specified pursuant to (v) below:-

(i)      Illegality.  Due to the  adoption  of, or any  change  in,  any  applicable  law after the date on which a
         Transaction is entered into, or due to the  promulgation of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority  with  competent  jurisdiction  of any applicable law after such date.  it becomes  unlawful  (other  than as a result of a breach by the party of  Section  4(b)) for such party (which will be the Affected Party):-

(1)      to perform any  absolute or  contingent  obligation  to make a payment or delivery or to receive a payment or delivery in respect of such  Transaction  or to comply with any other  material  provision  of this Agreement relating to such Transaction; or

(2)      to  perform,  or for any  Credit  Support  Provider  of such party to  perform,  any  contingent  or other obligation  which  the party (or such  Credit  Support  Provider)  has under any  Credit  Support
         Document relating to such Transaction;

(ii)     Tax  Event.  Due to (x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered into  (regardless  of whether such action is taken or brought  with  respect to a party to this  Agreement)  or (y) a Change in Tax Law,  the party (which will be the Affected  Party) will, or there is a substantial  likelihood that it will, on the next succeeding  Scheduled  Payment Date (1) be required to pay to the other party an additional amount in respect of an  Indemnifiable  Tax under Section  2(d)(i)(4)  (except in respect of interest  under Section
         2(e),  6(d)(ii)  or 6(e)) or (2)  receive a payment  from which an amount is  required  to be  deducted or withheld for or on account of a Tax (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e))
         and no  additional  amount is required to be paid in respect of such Tax under Section  2(d)(i)(4)  (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)    Tax Event Upon Merger.  The party (the "Burdened  Party") on the next  succeeding  Scheduled  Payment Date will either (1) be required to pay an additional  amount in respect of an Indemnifiable  Tax under Section
         2(d)(i)(4)  (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not  required  to pay an  additional  amount  (other than by reason of Section
         2(d)(i)(4)(A)  or (B)),  in either case as a result of a party  consolidating  or  amalgamating  with,  or merging with or into, or transferring all or  substantially  all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)     Credit  Event Upon Merger.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party  ("X"),  any Credit  Support  Provider  of X or any  applicable  Specified  Entity of X consolidates  or  amalgamates  with,  or merges with or into, or transfers  all or  substantially  all its assets to,  another entity and such action does not  constitute an event  described in Section  5(a)(viii)
         but the  creditworthiness of the resulting,  surviving or transferee entity is materially weaker than that of X, such Credit Support  Provider or such Specified  Entity,  as the case may be,  immediately  prior to such action (and, in such event, X or its successor or transferee,  as  appropriate,  will be the Affected
         Party); of

(v)      Additional  Termination  Event. If any "Additional  Termination Event" is specified in the Schedule or any
         Confirmation  as  applying.  the  occurrence  of such event (and,  in such event.  the  Affected  Party or
         Affected  Parties  shall be as specified  for such  Additional  Termination  Event in the Schedule or such
         Confirmation).

(c)      Event of Default and  Illegality.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of Default  also  constitutes  an  Illegality,  it will be treated as an  Illegality  and will not constitute an Event of Default.

5.       Early Termination

(a)      Right to  Terminate  Following  Event of  Default.  If at any time an Event of Default  with  respect to a party (the “Defaulting Party”) has occurred and is then continuing,  the other party (the  “Non-defaulting  Party”)
may, by not more than 20 days notice to the Defaulting  Party  specifying the relevant Event of Default,  designate a day not  earlier  than  the day  such  notice  is  effective  as an  Early  Termination  Date in  respect  of all outstanding  Transactions.  If, however,  "Automatic Early Termination" is specified in the Schedule as applying to a party,  then an Early  Termination Date in respect of all outstanding  Transactions  will occur  immediately upon the occurrence with respect to such party of an Event of Default specified in Section  5(a)(vii)(l),  (3), (5), (6)
or, to the  extent  analogous  thereto,  (8),  and as of the time  immediately  preceding  the  institution  of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

(i)      Notice.  If a  Termination  Event occurs,  an Affected  Party will,  promptly  upon becoming  aware of it, notify the other party,  specifying  the nature of that  Termination  Event and each Affected  Transaction and will also give such other  information  about that Termination Event as the other party may reasonably require.

(ii)     Transfer to Avoid  Termination  Event.  If either an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger occurs and the Burdened Party is the  Affected  Party,  the  Affected  Party will,  as a condition  to its right to  designate  an Early
         Termination  Date under Section  6(b)(iv),  use all reasonable  efforts (which will not require such party to incur a loss,  excluding  immaterial,  incidental  expenses) to transfer  within 20 days after it gives notice  under  Section  6(b)(i)  all its rights and  obligations  under this  Agreement  in respect of the
         Affected  Transactions  to another of its Offices or Affiliates so that such  Termination  Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such 20 day  period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under Section 6(b)(i).

         Any such  transfer by a party under this  Section  6(b)(ii)  will be subject to and  conditional  upon the prior  written  consent of the other  party,  which  consent  will not be withheld  if such other  party's policies in effect at such time would  permit it to enter into  transactions  with the  transferee  on the terms proposed.

(iii)    Two Affected  Parties.  If an Illegality under Section  5(b)(i)(1) or a Tax Event occurs and there are two
         Affected  Parties,  each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)     Right to Terminate.  If:-

(1)      a transfer under Section  6(b)(ii) or an agreement  under Section  6(b)(iii),  as the case may be, has not been effected with respect to all Affected  Transactions  within 30 days after an Affected  Party gives notice under Section 6(b)(i); or

(2)      an Illegality  under Section  5(b)(i)(2),  a Credit Event Upon Merger or an Additional  Termination  Event
         occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either  party in the case of an  Illegality,  the  Burdened  Party in the case of a Tax Event Upon Merger, any Affected  Party in the case of a Tax Event or an  Additional  Termination  Event if there is more than one  Affected  Party,  or the party  which is not the  Affected  Party in the case of a Credit  Event Upon
         Merger or an  Additional  Termination  Event if there is only one Affected  Party may, by not more than 20 days  notice to the other party and  provided  that the  relevant  Termination  Event is then  continuing, designate  a day not  earlier  than the day such  notice  is  effective  as an Early  Termination  Date in respect of all Affected Transactions.

(c)      Effect of Designation.

(i)      If  notice  designating  an  Early  Termination  Date is  given  under  Section  6(a) or  (b),  the  Early
         Termination  Date will occur on the date so  designated,  whether or not the relevant  Event of Default or
         Termination Event is then continuing.

(ii)     Upon the  occurrence  or  effective  designation  of an Early  Termination  Date,  no further  payments or deliveries  under Section  2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other provisions of this Agreement.  The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

(i)      Statement.  On or as soon as  reasonably  practicable  following the  occurrence  of an Early  Termination
         Date,  each party will make the  calculations  on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement (1) showing,  in reasonable  detail,  such calculations  (including all relevant  quotations  and  specifying any amount payable under Section 6(e)) and (2) giving details of the  relevant  account  to which  any  amount  payable  to it is to be paid.  In the  absence  of  written confirmation  from the source of a quotation  obtained in determining a Market  Quotation,  the records of the party  obtaining  such  quotation  will be  conclusive  evidence of the existence and accuracy of such quotation.

(ii)     Payment Date. An amount  calculated  as being due in respect of any Early  Termination  Date under Section
         6(e) will be payable on the day that notice of the amount  payable is  effective  (in the case of an Early
         Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two Local  Business Days after the day on which notice of the amount  payable is effective (in the case of an Early  Termination  Date which is designated as a result of a Termination  Event).  Such amount will be paid together with (to the extent  permitted under  applicable law) interest thereon (before as well as after judgment) in the Termination  Currency,  from (and including) the relevant Early Termination Date to
         (but  excluding)  the date such amount is paid, at the Applicable  Rate.  Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      Payments on Early  Termination.  If an Early  Termination  Date occurs,  the  following  provisions  shall apply based on the parties'  election in the Schedule of a payment  measure,  either "Market  Quotation" or "Loss", and a payment  method,  either the "First  Method" or the  "Second  Method".  If the  parties  fail to  designate a payment  measure or payment  method in the  Schedule,  it will be deemed  that  "Market  Quotation"  or the "Second
Method",  as the case may be, shall apply.  The amount,  if any,  payable in respect of an Early  Termination  Date and determined pursuant to this Section will be subject to any Set-off.

(i)      Events of Default.  If the Early Termination Date results from an Event of Default:-

(1)      First Method and Market  Quotation.  If the First Method and Market  Quotation apply, the Defaulting Party will pay to the  Non-defaulting  Party the excess,  if a positive  number,  of (A) the sum of the
         Settlement  Amount  (determined  by the  Non-defaulting  Party)  in  respect  of  the  Terminated
         Transactions  and  the  Termination  Currency  Equivalent  of the  Unpaid  Amounts  owing  to the
         Non-defaulting  Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)      First  Method  and Loss.  If the  First  Method  and Loss  apply,  the  Defaulting  Party  will pay to the
         Non-defaulting  Party, if a positive number, the  Non-defaulting  Party's Loss in respect of this
         Agreement.

(3)      Second Method and Market  Quotation.  If the Second Method and Market  Quotation  apply, an amount will be payable equal to (A) the sum of the Settlement Amount  (determined by the  Non-defaulting  Party)
         in respect of the Terminated  Transactions and the Termination  Currency Equivalent of the Unpaid
         Amounts owing to the  Non-defaulting  Party less (B) the Termination  Currency  Equivalent of the
         Unpaid  Amounts  owing  to the  Defaulting  Party.  If that  amount  is a  positive  number,  the
         Defaulting  Party  will pay it to the  Non-defaulting  Party;  if it is a  negative  number,  the
         Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4)      Second  Method and Loss.  If the Second  Method and Loss  apply,  an amount  will be payable  equal to the
         Non-defaulting  Party's Loss in respect of this Agreement.  If that amount is a positive  number, the Defaulting Party will pay it to the  Non-defaulting  Party; if it is a negative  number,  the
         Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)     Termination Events.  If the Early Termination Date results from a Termination Event:-

(1)      One Affected Party.  If there is one Affected  Party,  the amount payable will be determined in accordance with Section 6(e)(i)(3),  if Market Quotation applies,  or Section  6(e)(i)(4),  if Loss applies, except that, in either case,  references to the Defaulting Party and to the Non-defaulting  Party will be deemed to be  references  to the  Affected  Party and the party which is not the Affected
         Party,  respectively,  and,  if Loss  applies  and  fewer  than all the  Transactions  are  being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)      Two Affected Parties.  If there are two Affected Parties:-

(A)      if Market Quotation  applies,  each party will determine a Settlement  Amount in respect of the Terminated
         Transactions,  and an amount  will be payable  equal to (I) the sum of (a)  one-half  of the  difference  between the Settlement  Amount of the party with the higher  Settlement
         Amount ("X") and the  Settlement  Amount of the party with the lower  Settlement  Amount
         ("Y") and (b) the  Termination  Currency  Equivalent  of the Unpaid  Amounts  owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)      if Loss applies,  each party will  determine its Loss in respect of this  Agreement (or, if fewer than all the Transactions are being  terminated,  in respect of all Terminated  Transactions) and an amount will be payable  equal to one-half of the  difference  between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

         If the amount payable is a positive  number,  Y will pay it to X; if it is a negative  number,  X will pay the absolute value of that amount to Y.

(iii)    Adjustment for Bankruptcy.  In circumstances  where an Early  Termination  Date occurs because  "Automatic
         Early  Termination"  applies in respect of a party, the amount  determined under this Section 6(e) will be subject  to  such  adjustments  as are  appropriate  and  permitted  by law to  reflect  any  payments  or deliveries  made by one party to the other under this  Agreement (and retained by such other party) during the period from the relevant  Early  Termination  Date to the date for payment  determined  under  Section
         6(d)(ii).

(iv)     Pre-Estimate.  The  parties  agree  that if Market  Quotation  applies  an amount  recoverable  under this
         Section 6(e) is a reasonable  pre-estimate of loss and not a penalty.  Such amount is payable for the loss of bargain  and the loss of  protection  against  future  risks and except as  otherwise  provided in this
         Agreement  neither  party will be entitled  to recover any  additional  damages as a  consequence  of such losses.

6.       Transfer

Subject to Section  6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement may be transferred  (whether by way of security or otherwise) by either party without the prior written  consent of the other party, except that:-

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable to it from a
Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

7.       Contractual Currency

(a)      Payment in the  Contractual  Currency.  Each  payment  under this  Agreement  will be made in the relevant currency  specified in this Agreement for that payment (the  “Contractual  Currency”).  To the extent  permitted by applicable  law, any  obligation  to make payments  under this  Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender  results in the actual  receipt by the party to which  payment is owed,  acting in a reasonable  manner and in good faith in converting the currency so tendered into the Contractual  Currency,  of the full amount in the
Contractual  Currency  of all  amounts  payable in respect of this  Agreement.  If for any reason the amount in the
Contractual  Currency so received falls short of the amount in the Contractual  Currency payable in respect of this
Agreement,  the party  required to make the payment will, to the extent  permitted by applicable  law,  immediately pay such  additional  amount in the  Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual  Currency so received  exceeds the amount in the Contractual  Currency payable in respect of this  Agreement,  the party  receiving  the payment  will refund  promptly the amount of such excess.

(b)      Judgments.  To the extent  permitted by applicable  law, if any judgment or order  expressed in a currency other than the  Contractual  Currency  is  rendered  (i) for the  payment  of any  amount  owing in respect of this
Agreement,  (ii) for the payment of any amount  relating to any early  termination  in respect of this Agreement or
(iii) in respect of a judgment  or order of another  court for the payment of any amount  described  in (i) or (ii)
above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order,  will be entitled to receive  immediately from the other party the amount of any shortfall of the Contractual  Currency  received by such party as a consequence of sums paid in such other currency and will  refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other  currency  if such  shortfall  or such  excess  arises or results  from any variation  between the rate of exchange at which the  Contractual  Currency is  converted  into the currency of the judgment  or order for the  purposes  of such  judgment  or order and the rate of  exchange  at which such party is able,  acting in a reasonable  manner and in good faith in converting  the currency  received into the  Contractual
Currency,  to purchase the  Contractual  Currency with the amount of the currency of the judgment or order actually received by such party.  The term “rate of  exchange”  includes,  without  limitation,  any  premiums  and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      Separate  Indemnities.  To the extent permitted by applicable law, these indemnities  constitute  separate and  independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding any indulgence granted by the party to which any payment is owed and will not be  affected  by  judgment  being  obtained  or claim or proof  being  made for any other sums payable in respect of this Agreement.

(d)      Evidence of Loss.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

8.       Miscellaneous

(a)      Entire  Agreement.  This Agreement  constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      Amendments.  No amendment,  modification  or waiver in respect of this Agreement will be effective  unless in writing  (including  a writing  evidenced  by a facsimile  transmission)  and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      Survival of  Obligations.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      Remedies Cumulative.  Except as provided in this Agreement,  the rights,  powers,  remedies and privileges provided in this  Agreement  are  cumulative  and not  exclusive of any rights,  powers,  remedies  and  privileges provided by law.

(e)      Counterparts and Confirmations.

(i)      This  Agreement  (and each  amendment,  modification  and  waiver in respect  of it) may be  executed  and delivered  in  counterparts  (including  by  facsimile  transmission),  each of which  will be  deemed  an original.

(ii)     The  parties  intend  that they are legally  bound by the terms of each  Transaction  from the moment they agree to those terms  (whether  orally or  otherwise).  A  Confirmation  shall be entered  into as soon as practicable and may be executed and delivered in  counterparts  (including by facsimile  transmission)  or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging system,  which in each case will be sufficient  for all purposes to evidence a binding  supplement to this
         Agreement.   The  parties  will  specify  therein  or  through  another  effective  means  that  any  such counterpart, telex or electronic message constitutes a Confirmation.

(f)      No Waiver of Rights.  A failure or delay in  exercising  any right,  power or privilege in respect of this
Agreement  will not be presumed  to operate as a waiver,  and a single or partial  exercise of any right,  power or privilege will not be presumed to preclude any subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      Headings.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

9.       Offices; Multibranch Parties

(a)      If Section  10(a) is  specified in the  Schedule as  applying,  each party that enters into a  Transaction through an Office  other than its head or home  office  represents  to the other party  that,  notwithstanding  the place of booking office or jurisdiction  of  incorporation  or organisation of such party,  the obligations of such party  are  the  same  as  if it  had  entered  into  the  Transaction  through  its  head  or  home  office.  This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is  specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office listed in the Schedule,  and the Office through which it makes and receives  payments or deliveries with respect to a Transaction  will be specified in the relevant Confirmation.

10.      Expenses

A Defaulting  Party will, on demand,  indemnify  and hold  harmless the other party for and against all  reasonable out-of-pocket  expenses,  including  legal  fees and  Stamp  Tax,  incurred  by such  other  party by reason of the enforcement  and  protection  of its  rights  under this  Agreement  or any Credit  Support  Document  to which the
Defaulting Party is a party or by reason of the early  termination of any Transaction,  including,  but not limited to, costs of collection.

11.      Notices

(a)      Effectiveness.  Any notice or other  communication in respect of this Agreement may be given in any manner set forth below  (except that a notice or other  communication  under  Section 5 or 6 may not be given by facsimile transmission  or  electronic  messaging  system) to the  address  or number or in  accordance  with the  electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

(i)      if in writing and delivered in person or by courier, on the date it is delivered;

(ii)     if sent by telex, on the date the recipient's answerback is received;

(iii)    if sent by facsimile  transmission,  on the date that  transmission is received by a responsible  employee of the  recipient  in legible  form (it being  agreed  that the burden of proving  receipt  will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

(iv)     if sent by  certified  or  registered  mail  (airmail,  if overseas)  or the  equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)      if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted  delivery) or that receipt as  applicable,  is not a Local  Business
Day or that  communication is delivered (or attempted) or received,  as applicable,  after the close of business on a Local Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      Change of  Addresses.  Either  party may by notice to the other  change the  address,  telex or  facsimile number or electronic messaging system details at which notices or other communications are to be given to all

12.      Governing Law and Jurisdiction

(a)      Governing Law. This  Agreement  will be governed by and construed in accordance  with the law specified in the Schedule.

(b)      Jurisdiction.   With   respect  to  any  suit,   action  or   proceedings   relating  to  this   Agreement
("Proceedings"), each party irrevocably:-

(i)      submits to the  jurisdiction  of the English  courts,  if this  Agreement  is  expressed to be governed by
         English law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United
         States  District  Court  located  in the  Borough of  Manhattan  in New York City,  if this  Agreement  is expressed to be governed by the laws of the State of New York; and

(ii)     waives any objection  which it may have at any time to the laying of venue of any  Proceedings  brought in any such court,  waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further waives the right to object,  with respect to such  Proceedings,  that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the  Contracting  States,  as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification,  extension or re-enactment  thereof for the time being in force) nor will the  bringing of  Proceedings  in any one or more  jurisdictions  preclude the bringing of
Proceedings in any other jurisdiction.

(c)      Service of Process.  Each party  irrevocably  appoints the Process Agent (if any)  specified  opposite its name in the  Schedule  to  receive,  for it and on its behalf,  service of process in any  Proceedings.  If for any reason any party's  Process  Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute  process agent acceptable to the other party. The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section  12.  Nothing in this  Agreement  will affect the right of either party to serve process in any other manner permitted by law.

(d)      Waiver of Immunities.  Each party  irrevocably  waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar  grounds from (i) suit, (ii)  jurisdiction  of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets
(whether  before or after  judgment) and (v) execution or  enforcement  of any judgment to which it or its revenues or assets  might  otherwise  be entitled  in any  Proceedings  in the courts of any  jurisdiction  and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

13.      Definitions

As used in this Agreement:

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions" means (a) with respect to any Termination Event consisting of an Illegality,  Tax Event or
Tax Event Upon Merger,  all Transactions  affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate"  means,  subject to the  Schedule,  in  relation  to any  person,  any entity  controlled,  directly or indirectly, by the person, any entity that controls,  directly or indirectly,  the person or any entity directly or indirectly  under  common  control  with the person.  For this  purpose,  "control"  of any entity or person  means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: -

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount under  Section 6(e) of either party from and after the date
(determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in respect of all other  obligations  payable or  deliverable  (or which  would have been but for  Section
2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)       in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change  in Tax Law"  means  the  enactment,  promulgation,  execution  or  ratification  of,  or any  change in or amendment to, any law (or in the  application  or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent"  includes  a consent,  approval,  action,  authorisation,  exemption,  notice,  filing,  registration  or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum  equal to the cost  (without  proof or  evidence of any actual  cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax" means any Tax other  than a Tax that  would not be imposed in respect of a payment  under this
Agreement but for a present or former connection  between the jurisdiction of the government or taxation  authority imposing  such Tax and the  recipient of such payment or a person  related to such  recipient  (including,  without limitation,  a connection  arising from such recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having  been  organised,  present  or engaged  in a trade or  business  in such jurisdiction,  or having or having had a permanent  establishment or fixed place of business in such  jurisdiction, but  excluding a connection  arising  solely from such  recipient or related  person  having  executed,  delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law"  includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local  Business  Day"  means,  subject to the  Schedule,  a day on which  commercial  banks are open for  business
(including  dealings in foreign  exchange and foreign  currency  deposits) (a) in relation to any obligation  under
Section  2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated by reference,  in this Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if different.  in the principal  financial  centre,  if any, of the currency of such  payment,  (c) in relation to any notice or other  communication,  including notice  contemplated under Section 5(a)(i), in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section 2(b), in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means,  with respect to this  Agreement or one or more  Terminated  Transactions,  as the case may be, and a party, the Termination  Currency  Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed as a negative  number) in connection  with this Agreement or that  Terminated  Transaction  or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the  election of such party but without  duplication,  loss or cost  incurred as a result of its terminating,  liquidating,  obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them).  Loss includes  losses and costs (or gains) in respect of any payment or delivery required  to have been made  (assuming  satisfaction  of each  applicable  condition  precedent)  on or before  the relevant Early Termination Date and not made, except, so as to avoid  duplication,  if Section 6(c)(i)(1) or (3) or
6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses referred to under
Section  11. A party  will  determine  its Loss as of the  relevant  Early  Termination  Date,  or,  if that is not reasonably  practicable,  as of the earliest date  thereafter as is reasonably  practicable.  A party may (but need not)  determine its Loss by reference to quotations  of relevant  rates or prices from one or more leading  dealers in the relevant markets.

"Market  Quotation"  means,  with  respect  to  one  or  more  Terminated  Transactions  and  a  party  making  the determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an  amount,  if any,  that  would be paid to such party  (expressed  as a negative  number) or by such party
(expressed  as a positive  number) in  consideration  of an agreement  between such party  (taking into account any existing  Credit  Support  Document  with  respect to the  obligations  of such  party) and the  quoting  Reference
Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section
2(a)(i) in respect of such  Terminated  Transaction  or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early  Termination  Date,  have been required after that date. For this purpose,  Unpaid
Amounts in respect of the  Terminated  Transaction  or group of  Terminated  Transactions  are to be excluded  but, without  limitation,  any payment or delivery that would,  but for the relevant Early  Termination  Date, have been required  (assuming  satisfaction of each applicable  condition  precedent) after that Early Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference
Market-maker  may, in good faith,  agree.  The party  making the  determination  (or its agent) will  request  each
Reference  Market-maker to provide its quotation to the extent  reasonably  practicable as of the same day and time
(without  regard to  different  time  zones) on or as soon as  reasonably  practicable  after  the  relevant  Early
Termination  Date. The day and time as of which those  quotations are to be obtained will be selected in good faith by the party  obliged  to make a  determination  under  Section  6(e),  and,  if each  party is so  obliged,  after consultation  with the  other.  If more than three  quotations  are  provided,  the  Market  Quotation  will be the arithmetic  mean of the  quotations,  without  regard to the quotations  having the highest and lowest  values,  If exactly  three  such  quotations  are  provided,  the  Market  Quotation  will  be the  quotation  remaining  after disregarding the highest and lowest quotations.  For this purpose,  if more than one quotation has the same highest value or lowest  value,  then one of such  quotations  shall be  disregarded.  If fewer than three  quotations  are provided,  it will be deemed  that the  Market  Quotation  in respect of such  Terminated  Transaction  or group of
Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the
Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant  market selected by the party  determining a
Market  Quotation  in good faith (a) from among  dealers of the  highest  credit  standing  which  satisfy  all the criteria  that such party  applies  generally  at the time in deciding  whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant  Jurisdiction"  means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised,  managed and  controlled or considered to have its seat,  (b) where an Office through which the party is acting for  purposes of this  Agreement  is located,  (c) in which the party  executes  this  Agreement  and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or delivery is to be made under  Section  2(a)(i)  with respect to a Transaction.

"Set-off"  means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement  to which the payer of an amount under  Section 6 is entitled or subject  (whether  arising  under this
Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of.-

(a)      the  Termination  Currency  Equivalent of the Market  Quotations  (whether  positive or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss  (whether  positive or negative  and without  reference to any Unpaid  Amounts) for each
Terminated  Transaction or group of Terminated  Transactions  for which a Market  Quotation cannot be determined or would not (in the  reasonable  belief of the party  making the  determination)  produce a  commercially  reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness" means, subject to the Schedule, any obligation (whether present or future,  contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction" means, subject to the Schedule,  (a) any transaction  (including an agreement with respect thereto)  now  existing or  hereafter  entered  into  between one party to this  Agreement  (or any Credit  Support
Provider of such party or any  applicable  Specified  Entity of such  party) and the other party to this  Agreement
(or any Credit Support  Provider of such other party or any applicable  Specified Entity of such other party) which is a rate swap transaction,  basis swap,  forward rate  transaction,  commodity swap,  commodity option,  equity or equity  index  swap,  equity  or  equity  index  option,  bond  option,  interest  rate  option,  foreign  exchange transaction,  cap transaction,  floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),  (b) any combination of these  transactions and (c) any other transaction  identified as a
Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax,  levy,  impost,  duty,  charge,  assessment or fee of any nature  (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting  from a Termination
Event, all Affected  Transactions and (b) if resulting from an Event of Default,  all Transactions (in either case)
in effect  immediately  before the  effectiveness  of the notice  designating  that Early  Termination Date (or, if
“Automatic Early Termination” applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency  Equivalent" means, in respect of any amount denominated in the Termination  Currency,  such
Termination  Currency  amount and, in respect of any amount  denominated in a currency  other than the  Termination
Currency  (the  “Other  Currency”),  the amount in the  Termination  Currency  determined  by the party  making the relevant  determination  as being  required to purchase such amount of such Other Currency as at the relevant Early
Termination  Date, or, if the relevant  Market  Quotation or Loss (as the case may be), is determined as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided  below) for the purchase of such Other Currency with the Termination  Currency at or about  11:00 a.m.  (in the city in which such  foreign  exchange  agent is  located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant
Early  Termination  Date or that later date. The foreign  exchange agent will, if only one party is obliged to make a  determination  under Section  6(e), be selected in good faith by that party and otherwise  will be agreed by the parties

"Termination  Event"  means an  Illegality,  a Tax  Event  or a Tax  Event  Upon  Merger  or,  if  specified  to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party means,  with respect to an Early  Termination  Date,  the aggregate of (a) in respect of all  Terminated  Transactions,  the amounts that became  payable (or that would have become  payable but for Section  2(a)(iii)) to such party under Section  2(a)(i) on or prior to such Early  Termination  Date and which remain  unpaid as at such  Early  Termination  Date and (b) in  respect of each  Terminated  Transaction.  for each obligation  under Section 2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled by delivery to such party on or prior to such Early  Termination  Date and which has not been so settled as at such
Early  Termination  Date, an amount equal to the fair market value of that which was (or would have been)  required to be delivered  as of the  originally  scheduled  date for  delivery,  in each case  together  with (to the extent permitted  under  applicable  law) interest,  in the currency of such amounts,  from (and  including) the date such amounts or  obligations  were or would have been  required to have been paid or performed to (but  excluding)  such
Early  Termination  Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding  and the actual number of days elapsed.  The fair market value of any obligation  referred to in clause
(b) above shall be reasonably  determined by the party obliged to make the determination  under Section 6(e) or, if each party is so  obliged,  it shall be the  average of the  Termination  Currency  Equivalents  of the fair market values reasonably determined by both parties.

IN WITNESS  WHEREOF the parties have executed this document on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

     By: ---/s/ Charmaine Fearon---                                 By: ----/s/ Barbra Campbell---
         Name: Charmaine Fearon                                       Name: Barbra Campbell
         Title: Authorized Signatory                                  Title:  Authorized Signatory
         Date: June 29, 2006                                          Date: June 29, 2006

                                                     SCHEDULE
                                                      TO THE
                                                 MASTER AGREEMENT
                                             dated as of June 29, 2006
              (For the benefit of the holders of the Mortgage Asset-Backed Pass-Through Certificates,
                                      Series 2006-QA5, Group I Certificates)

                                                      between

                                       MORGAN STANLEY CAPITAL SERVICES INC.
                                              a Delaware corporation
                                                    (“Party A”)

                                                        and

     RALI Series 2006-QA5 Trust (the “Trust”), acting through Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Trustee for the benefit of RALI Series 2006-QA5 Trust, Mortgage Asset-Backed
                   Pass-Through Certificates, Series 2006-QA5, Group I Certificates (“Party B”)

Termination Provisions.

         “Specified Entity” means in relation to Party A for the purpose of:

                           Section 5(a)(v), None Specified
                           Section 5(a)(vi), None Specified
                           Section 5(a)(vii), None Specified
                           Section 5(b)(iv), None Specified

                  and in relation to Party B for the purpose of:

                           Section 5(a)(v), None Specified
                           Section 5(a)(vi), None Specified
                           Section 5(a)(vii), None Specified
                           Section 5(b)(iv), None Specified

         “Specified  Transaction”  is not  applicable  to Party A or  Party B for any  purpose,  and,  accordingly,
                  Section 5(a)(v) shall not apply to Party A or Party B.

         “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

         “Credit  Event Upon Merger”  provisions of  Section 5(b)(iv)  will not apply to Party A and will not apply to Party B.

         The  “Automatic  Early  Termination”  provisions  of  Section 6(a)  will not apply to Party A and will not apply to Party B.

         Payments  on Early  Termination.  “Market  Quotation”  and “Second  Method”  will apply for the purpose of
                  Section 6(e) of this Agreement.

         “Termination Currency” means United States Dollars.

         Additional  Termination  Event will apply.  The following  Additional  Termination  Events will apply,  in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

                     Upon any  amendment,  supplement,  modification  or  waiver of any  provision  of the PSA (as defined  below) without the consent of Party A that  materially  and adversely  affects the rights or interests of Party A.

                     Party A fails to comply  with the Rating  Agency  Downgrade  provisions  as set forth in Part
                           5(f) below.  For all  purposes of this  Agreement,  Party A shall be the sole  Affected
                           Party with respect to the  occurrence  of a  Termination  Event  described in this Part
                           1(h)(ii).

                     The Master  Servicer  exercises its option to purchase the Mortgage Loans pursuant to Section
                           9.01 of the PSA.

                     Upon the irrevocable  direction to dissolve or otherwise  terminate the Trust following which all  assets of the Trust  will be  liquidated  and the  proceeds  of such  liquidation distributed to the Certificateholders.

                     Party A neither provides Swap Financial  Disclosure (as defined in Part 5(j)) pursuant to the
                           Indemnification  Agreement  (as defined in Part 5(j)) nor  assigns  this  Agreement  in accordance  with Part 5(j) hereof.  For all purposes of this  Agreement,  Party A shall be the sole  Affected  Party with  respect to the  occurrence  of a  Termination  Event described  in this Part  1(h)(v);  provided,  however,  that,  notwithstanding  Section
                           6(b)(iv)  of  the  Agreement,  either  Party  A or  Party  B may  designate  an  Early
                           Termination  Date following the occurrence of the  Termination  Event described in this
                           Part 1(h)(v).

         “Breach of Agreement” provision of Section 5(a)(ii) will not apply to Party A or Party B.

         “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party B.

         “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party A or Party B.

         The “Merger Without Assumption” provisions of Section 5(a)(viii) will not apply to Party B.

         Failure to Pay or Deliver.  Section 5(a)(i)  is hereby  amended by deleting  the word “third” in the third line thereof and replacing it with the word “second”.

         Bankruptcy.  Section 5(a)(vii)  shall apply to Party A and to Party B; provided,  however, with respect to
                  Party B, Section 5(a)(vii)(2) shall not apply.

Tax Representations.

         Party A and  Party B Payer Tax  Representations.  For the  purpose  of  Section 3(e),  each of Party A and
                  Party B makes the following representation:

                  It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant
                  governmental  revenue  authority,   of  any  Relevant  Jurisdiction  to  make  any  deduction  or withholding  for  or on  account  of  any  Tax  from  any  payment  (other  than  interest  under
                  Section 2(e),  6(d)(ii)  or 6(e)) to be made by it to the other party  under this  Agreement.  In making this  representation,  it may rely on (i) the accuracy of any  representation  made by the other party pursuant to Section 3(f);  (ii) the  satisfaction of the agreement of the other party contained in  Section 4(a)(i)  or 4(a)(iii)  and the accuracy and  effectiveness  of any document
                  provided  by  the  other  party  pursuant  to   Section 4(a)(i)   or  4(a)(iii);   and  (iii) the
                  satisfaction  of the  agreement of the other party  contained in  Section 4(d),  provided that it shall not be a breach of this  representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document  under  Section 4(a)(iii)  by reason of material prejudice to its legal or commercial position.

         Party A and Party B Payee Tax Representations.

                     For the purpose of Section 3(f), Party A makes the following representation:

                            It is a U.S. corporation organized under the laws of the State of Delaware.

                     For the purpose of Section 3(f), Party B makes the following representations:

                           (1) The  Trust is duly  formed  under  the  laws of the  State of New York and is a U.S.
                           person for United States tax purposes.

                           (2) For U.S.  federal  income tax purposes,  (a) it entered into the Agreement on behalf of the RALI  Series  2006-QA5  Trust and (b) the RALI Series  2006-QA5  Trust is a trust organized  under  the  laws of the  State  of New  York  and is a U.S.  person  for U.S.
                           federal income tax purposes.

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

         Tax forms, documents or certificates to be delivered are:

 Party required to
 deliver document             Form/Document/Certificate                      Date by which to be delivered
Party B              A correct, complete and executed U.S.        (i) Upon execution of this Agreement, (ii)
                     Internal Revenue Service Form W-9 (or        promptly upon reasonable demand by Party A,
                     any successor thereto) of the RALI           (iii) promptly upon learning that such form or
                     Series 2006-QA5 grantor trust that           document is required, and (iv) promptly upon
                     eliminates U.S. federal backup               learning that any such form previously provided
                     withholding tax on payments under this       by Party B has become obsolete or incorrect.
                     Agreement, and any other document
                     reasonably requested by Party A to
                     allow Party A to make payments under
                     this Agreement without any deduction or
                     withholding for or on the account of
                     any Tax or with such deduction or
                     withholding at a reduced rate.

         Other documents to be delivered are:-
Party required to deliver
         document                            Form/Document/Certificate                                       Date by which to be delivered
Party B                     A correct, complete and executed U.S. Internal Revenue       (i) Upon execution of this Agreement, (ii) promptly upon
                            Service Form W-9 (or any successor thereto) of the           reasonable demand by Party A, (iii) promptly upon learning that
                            RALI Series 2006-QA5 grantor trust that eliminates           such form or document is required, and (iv) promptly upon
                            U.S. federal backup withholding tax on payments under        learning that any such form previously provided by Party B has
                            this Agreement, and any other document reasonably            become obsolete or incorrect.
                            requested by Party A to allow Party A to make payments
                            under this Agreement without any deduction or
                            withholding for or on the account of any Tax or with
                            such deduction or withholding at a reduced rate.

            Other documents to be delivered are:-
------------------------------------------------------------------------------------------------------------------------------------------------------------

Party required to deliver                                                                                                               Covered by Section 3(d)
         document                            Form/Document/Certificate                           Date by which to be delivered               Representation
Party A                     Either (1) a signature booklet containing secretary’s         The earlier of the fifth Business Day                     Yes
and                         certificate and resolutions (“authorizing resolutions”)       after the Trade Date of the first
Party B                     authorizing the party to enter into derivatives               Transaction or upon execution of this
                            transactions of the type contemplated by the parties or       Agreement and as deemed necessary for
                            (2) a secretary’s certificate, authorizing resolutions        any further documentation.
                            and incumbency certificate, in either case, for such
                            party and any Credit Support Provider of such party
                            reasonably satisfactory in form and substance to the
                            other party.

Party B                     An executed copy of the Standard Terms of Pooling and         No later than 15 days after the                          Yes
                            Servicing Agreement dated as of March 1, 2006 and             Effective Date.
                            related Series Supplement dated as of June 1, 2006
                            (together, the “PSA’) among Residential Accredit Loans,
                            Inc., as Depositor, Residential Funding Corporation, as
                            Master Servicer, and Deutsche Bank Trust Company
                            Americas, as Trustee.

Party A                     A duly executed copy of the Credit Support Document           As soon as practicable after the                        No
and                         specified in Part 4 of this Schedule.                         execution of this Agreement.
Party B

Party A and Party B         An opinion of counsel reasonably satisfactory in form         As soon as practicable after the                       No
                            and substance to the other party.                             execution of this Agreement.

Miscellaneous
------------------------------------------------------------------------------------------------------------------------------------------------------------

         Addresses for Notices.  For the purpose of Section 12(a):-

                     Address for notices or communications to Party A:-

                           MORGAN STANLEY CAPITAL SERVICES INC.
                           Transaction Management Group
                           1585 Broadway
                           New York, New York 10036-8293
                           Attention:       CHIEF LEGAL OFFICER
                           Fax No:          001 212 507 4622

                     Address for notices or communications to Party B:

                           DEUTSCHE BANK TRUST COMPANY AMERICAS
                           1761 East St. Andrew Place
                           Santa Ana, California  92705-4934
                           Attention:       Trust Administration-RF06A5
                           Facsimile No.:   714 656 6230
                           Telephone No.:   714 247 6000

         Notices.  Section 12(a)  is  amended  by adding in the third  line  thereof  after the  phrase  “messaging system”  and  before  the “)”  the  words,  “;  provided,  however,  any  such  notice  or  other communication  may be given by facsimile  transmission if telex is  unavailable,  no telex number is supplied to the party providing  notice,  or if answer back  confirmation is not received from the party to whom the telex is sent.”

         Process Agent.  For the purpose of Section 13(c):

                  Party A does not appoint a Process Agent.

                  Party B does not appoint a Process Agent.

         Offices.  The provisions of Section 10(a) will not apply to Party A and to Party B.

         Multibranch Party.  For the purpose of Section 10(c):

                  Party A is not a Multibranch Party.

                  Party B is not a Multibranch Party.

         “Calculation Agent” means Party A.

         “Credit  Support  Document”  means  any  Confirmation  and any  other  document  any of which by its terms secures,  guarantees  or  otherwise  supports  either or both  parties’  obligations  under  this
                  Agreement,  including,  but not limited  to, the ISDA Credit  Support  Annex  attached  hereto as
                  Exhibit  A and  dated  as of the  date  hereof  (the  provisions  of which  are  incorporated  by reference herein) and the guarantee of Morgan Stanley.

         Credit Support Provider means in relation to Party A:  Morgan Stanley, a Delaware corporation.

                  Credit Support Provider means in relation to Party B:  None

         Governing Law;  Jurisdiction.  This Agreement,  each Credit Support Document and each Confirmation will be governed by and  construed in  accordance  with the laws of the State of New York without  regard to conflict of law  provisions  thereof  other than New York  General  Obligations  Law  Sections
                  5-1401 and  5-1402.  Section 13(b)  is amended  by:  (1) deleting  “non-” from the second line of clause (i); and (2) deleting the final paragraph.

         Waiver of Jury Trial.  Each party waives,  to the fullest  extent  permitted by applicable  law, any right it may have to a trial by jury in respect of any  Proceedings  relating to this  Agreement or any
                  Credit Support Document.

         Netting of  Payments.  Clause (ii) of  Section 2(c)  will apply to any  amounts  payable  with  respect to
                  Transactions from the date of this Agreement.

         “Affiliate”.  Party A and  Party B shall  be  deemed  not to have  any  Affiliates  for  purposes  of this
                  Agreement,  including  for  purposes  of  Section 6(b)(ii).  For the  avoidance  of  doubt,  with respect to Party A, such  definition  shall be understood to exclude  Morgan  Stanley  Derivative
                  Products Inc.

         Additional  Definitions.  All  capitalized  terms used but not otherwise  defined in this Agreement  shall have the meanings given thereto in the PSA.

Other Provisions

         Representations.

                     The  introductory  clause of  Section 3 of this  Agreement  is hereby  amended to read in its entirety as follows:

                           “Each party  represents to the other party (which  representations  will be deemed to be repeated by each party on each date on which a  Transaction  is entered into and, in the case of the  representations  in Section 3(f)  and  Section 3(g)(4),  at all times until the termination of this Agreement) that:-”

                     Section 3  of this  Agreement  is hereby  amended by adding at the end thereof the  following subsection (g):

                           “(g)     Relationship Between Parties.

                                    (1)     Nonreliance.  It is not relying on any statement or  representation  of the other party regarding a Transaction  (whether written or oral),  other than the  representations  expressly made in this Agreement or the  Confirmation  in respect of that Transaction.

                                    (2)     Evaluation and Understanding.

                                            (i)      Non-Reliance.  In the case of Party  A, it is  acting  for its own account,  and in the case of Party B, it is acting as Trustee.  It has made its own independent  decisions to enter into that Transaction and as to whether that  Transaction  is  appropriate or proper for it based upon its own judgment and upon  advice  from such  advisers  as it has  deemed  necessary  and,  with respect  to Party  B, as  directed  under  the PSA.  It is not  relying  on any communication  (written or oral) of the other party as investment  advice or as a  recommendation  to enter into that  Transaction;  it being  understood  that information  and  explanations  related  to  the  terms  and  conditions  of  a
                                    Transaction  shall not be considered  investment  advice or a recommendation to enter into that Transaction.  No communication  (written or oral) received from the other  party  shall be deemed to be an  assurance  or  guarantee  as to the expected results of that Transaction.

                                            (ii)     Assessment  and  Understanding.  It is  capable  of  assessing the  merits of and  understanding  (on its own  behalf or  through  independent professional  advice), and understands and accepts,  the terms,  conditions and risks of that  Transaction.  It is also capable of assuming,  and assumes,  the risks of that Transaction.

                                            (iii)    Status  of  Parties.  The  other  party  is  not  acting  as a fiduciary for or an adviser to it in respect of that Transaction.

                                    (3)     Purpose.  It  is  an  “eligible  swap  participant”  as  such  term  is defined in  Section 35.1(b)(2)  of the  regulations  (17 C.F.R 35)  promulgated under, and an “eligible contract  participant” as defined in Section 1a(12) of,
                                    the  Commodity  Exchange  Act,  as  amended,   and  it  is  entering  into  the
                                    Transaction  for the  purposes  of  managing  its  borrowings  or  investments, hedging its underlying  assets or  liabilities or in connection  with a line of business.

                                    (4)     ERISA Representation.

                                            (i) Party A  represents  and  warrants at all times  hereunder  that it is not a  pension  plan or  employee  benefits  plan and  that it is not  using assets  of any  such  plan or  assets  deemed  to be  assets  of such a plan in connection with any Transaction under this Agreement, and

                                            (ii) Party B represents  and warrants at all times  hereunder  that (x)
                                    it is not a  pension  plan or  employee  benefit  plan,  and (y) to the best of
                                    Party   B’s   knowledge   and   assuming    compliance   by   the    applicable
                                    Certificateholders  with the PSA, (i) no pension plan or employee  benefit plan subject to the Employee  Retirement  Income  Security  Act of 1974,  as amended
                                    (“ERISA”),  or Section  4975 of the Internal  Revenue Code of 1986,  as amended
                                    (the  “Code”),  or any  person  who is acting  on  behalf  of such a plan,  may purchase a Group I Certificate  issued by the Trust while this  Agreement is in existence  and (ii) any pension plan or employee  benefit plan subject to ERISA or  Section  4975 of the Code,  or any person who is acting on behalf of such a plan,  who  purchases  a Class I-R  Certificate  issued by the Trust while this
                                    Agreement  is in  existence  shall  provide an opinion of counsel  which states that such purchase is permissible  under  applicable law and will not result in a prohibited transaction under ERISA or Section 4975 of the Code.”

         Set off.  Subject to  Section 2(c),  notwithstanding  any other  provision of this  Agreement or any other existing or future  agreement,  each party  irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold,  suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any obligation  between it and the other party under any other  agreements.  The  provisions  for set off set forth in  Section 6(e)
                  of this Agreement shall not apply.

         Confirmations.  Party A will deliver to Party B a Confirmation relating to each Transaction.

         Form of  Agreement.  The parties  hereby agree that the text of the body of this  Agreement is intended to be the printed form of 1992 ISDA Master Agreement  (Multicurrency-Cross  Border) as published and copyrighted by the International Swaps and Derivatives Association, Inc.

         Transfer,  Amendment and  Assignment.  No transfer,  amendment,  waiver,  supplement,  assignment or other modification  of this  Agreement  shall be  permitted  by either  party unless each of Standard &
                  Poor’s Ratings Service, a division of The McGraw Hill Companies,  Inc. (“S&P”), Moody’s Investors
                  Service,  Inc.  (“Moody’s”)  and Fitch,  Inc.  (“Fitch”,  and together with S&P and Moody’s,  the
                  “Rating  Agencies”)  has been provided  notice of the same and confirms in writing  (including by facsimile  transmission)  within five  Business  Days after such notice is given that it will not downgrade,  qualify,  withdraw or  otherwise  modify its then  current  rating of the RALI Series
                  2006-QA5 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA5.

         Rating Agency  Downgrade.  (i) In the event that any of the Rating Agencies  downgrades  Morgan Stanley or a  replacement  counterparty,  or an  entity  that  guarantees  the  obligations  of Party A or a replacement  counterparty,  below the Required  Swap  Counterparty  Rating (as defined  below) or
                  Moody’s or Fitch  withdraws its ratings of Morgan  Stanley or a replacement  counterparty,  or an entity that guarantees the  obligations of Party A or a replacement  counterparty,  then,  within
                  30 days after such rating downgrade or withdrawal,  Party A or such replacement counterparty,  as the case may be, shall,  subject to the Rating Agency  Condition (as defined  below),  at its own expense,  either (1) cause  another  entity to replace  Party A as party to this  Agreement  that meets or exceeds the Required Swap  Counterparty  Rating on terms  substantially  similar to this
                  Agreement,  (2) obtain a guaranty  of, or a  contingent  agreement  of  another  person  with the
                  Required  Swap  Counterparty  Rating to honor Party A’s  obligations  under this  Agreement,  (3)
                  collateralize  its  exposure  to the Trust  pursuant to the ISDA Credit  Support  Annex  attached hereto as Exhibit A,  subject to the  satisfaction  of the Rating  Agency  Condition  or (4) take other steps,  if any, to enable the Trust to satisfy the Rating Agency  Condition;  provided that for  purposes  of this Part 5(f),  Party A shall be  responsible  for (A) posting  collateral  in accordance  with such ISDA Credit  Support  Annex at its own cost and (B) any cost incurred by it in complying with its obligations.

                  “Required Swap Counterparty Rating” means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody’s, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the “Long-Term Rating”) of at least “Aa3” by Moody’s and if rated “Aa3” by Moody’s is not on negative credit watch by
                  Moody’s or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by
                  Moody’s, a Long-Term Rating of at least “A1” by Moody’s and a short-term rating of “P-1” by
                  Moody’s and, in each case, such rating is not on negative credit watch by Moody’s, (y) (i) a short-term rating of at least “A-1” by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least “A+” by S&P and (z) (i) short-term rating of at least “F1” by Fitch or (ii) if such counterparty or entity does not have a short-term rating by Fitch, a Long-Term Rating of at least “A+” by Fitch.

                  “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Rating Agencies then providing a rating of the Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then current rating of the Certificates.

                  (ii)  In the event that Morgan Stanley or a replacement counterparty, or an entity that guarantees the obligations of Party A or a replacement counterparty, has its rating by S&P withdrawn, has a rating of less than “BBB-” or “A-3”, if applicable, by S&P, a rating of less than “BBB-” or “F3”, if applicable, by Fitch or a rating less than or equal to “A3” or “P-2,”
                  if applicable, by Moody’s, Party A or such replacement counterparty, as the case may be, shall, within 10 days thereafter, while collateralizing its exposure to the Trust pursuant to the ISDA
                  Credit Support Annex attached hereto as Exhibit A, (1) transfer this Agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap
                  Counterparty Rating, subject to satisfaction of the Rating Agency Condition or (2) obtain a guaranty of, or a contingent agreement of, another person with the Required Swap Counterparty
                  Rating to honor Party A’s obligations under this Agreement, subject to satisfaction of the
                  Rating Agency Condition.

                  (iii)  Failure to act in accordance with this Part 5(f) shall constitute an Additional
                  Termination Event but shall not constitute an Event of Default under Section 5(a)(ii) (Breach of Agreement).

         Severability.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues to express,  without  material  change,  the  original  intentions  of the parties as to the subject matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties;  provided,  however, that  nothing in this  provision  shall  adversely  affect  the  rights of each party  under this
                  Agreement;  and provided further that this severability  provision shall not be applicable if any provision of  Section 1,  2, 5, 6, or 13 (or any  definition  or provision in  Section 14  to the extent it relates to, or is used in or connection  with any such Section)  shall be so held to be invalid or  unenforceable.  The parties shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or  condition  with a valid or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

         Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time,  by the other party of any and all  communications  between  trading and  marketing personnel of the parties,  waives any further notice of such monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.

         Proceedings.  Party A shall not  institute  against or cause any other  person to  institute  against,  or join any  other  person  in  instituting  against,  the  Trust or  Deutsche  Bank  Trust  Company
                  Americas, not individually, but solely as Trustee, any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings,  or  other  proceedings  under  any  federal  or  state bankruptcy  or similar  law for a period of one year and one day (or, if longer,  the  applicable preference period) following payment in full of the Certificates;  provided,  however,  that this shall  not  restrict  or  prohibit  Party  A  from  joining  in any  bankruptcy,  reorganization, arrangement,  insolvency,  moratorium or liquidation  proceedings or other analogous  proceedings under applicable laws.

         Regulation  AB.  Reference  is  hereby  made  to  the  Indemnification   Agreement  (the  “Indemnification
                  Agreement”)  dated as of June 29,  2006,  among  Residential  Accredit  Loans  Inc.,  Residential
                  Funding  Corporation  and Party A. In  accordance  with the  Indemnification  Agreement,  Party A may, in lieu of providing Swap Financial  Disclosure (as defined below),  within 10 Business Days after a request  for Swap  Financial  Disclosure  pursuant  to the  terms of the  Indemnification
                  Agreement,  assign this  Agreement  at its own cost to another  entity that has agreed to provide
                  Swap Financial  Disclosure  with respect to itself (and which has the Required Swap  Counterparty
                  Rating and the  assignment to which would satisfy the Rating Agency  Condition);  provided,  that the  failure  of  Party A to so  assign  will not  constitute  an Event  of  Default  under  this
                  Agreement.   If  Party  A  neither   provides   Swap   Financial   Disclosure   pursuant  to  the
                  Indemnification  Agreement  nor assigns this  Agreement  pursuant to the preceding  sentence,  an
                  Additional Termination Event will occur as provided in Part 1(h)(v).

                  “Swap Financial Disclosure” has the meaning given thereto in the Indemnification Agreement.

         Trustee  Capacity.  It is  expressly  understood  and agreed by the parties  hereto  that  insofar as this
                  Agreement is executed by Deutsche  Bank Trust  Company  Americas  (i) this  Agreement is executed and delivered by Deutsche Bank Trust Company  Americas not in its individual  capacity but solely as Trustee under the PSA in the exercise of the powers and  authority  conferred and vested in it as trustee  thereunder,  (ii) each of the  representations,  undertakings  and agreements  herein made on behalf of the Trust is made and intended not as personal  representations  of the Trustee but is made  and  intended  for the  purpose  of  binding  only the  Trust,  and  (iii) under  no circumstances  shall  Deutsche  Bank  Trust  Company  Americas  in  its  individual  capacity  be personally  liable for the payment of any  indebtedness  or expenses or be personally  liable for the  breach  or  failure  of  any  obligation,  representation,  warranty  or  covenant  made  or undertaken  under this  Agreement;  and (iv)  nothing  contained  herein  shall be  construed  as creating any liability on Deutsche Bank Trust Company  Americas,  individually or personally,  to perform any covenant either expressed or implied  contained herein,  all such liability,  if any, being  expressly  waived by the parties  hereto and by any Person  claiming by,  through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve  Deutsche Bank Trust
                  Company  Americas from  performing its duties and  obligations  under the PSA in accordance  with the standard of care set forth therein.

                  IN WITNESS  WHEREOF,  the parties have executed this Schedule by their duly  authorized  officers as of the date hereof:

MORGAN STANLEY CAPITAL SERVICES INC.                         RALI SERIES 2006-QA5 TRUST
                                                                 By:  DEUTSCHE BANK TRUST COMPANY AMERICAS, a New
                                                                 York banking corporation, not individually, but
                                                                 solely as Trustee for RALI Series 2006-QA5 Trust,
                                                                 for the benefit of the holders of the Mortgage
                                                                 Asset-Backed Pass-Through Certificates, Series
                                                                 2006-QA5, Group I Certificates

By:  /s/ Charmaine Fearon_______________________________     By: /s/ Barbra Campbell___________________________________
     Name: Charmaine Fearon                                      Name: Barbra Campbel
     Title: Authorized Signatory                                 Title: Authorized Signatory
     Date: June 29 2006                                          Date: June 29 2006

                                                     EXHIBIT A

                                               Credit Support Annex

(Bilateral Form)                                                    (ISDA Agreements Subject to New York Law Only)
                                                       ISDA®

                               International Swaps and Derivatives Association, Inc.

                                               CREDIT SUPPORT ANNEX

                                              to the Schedule to the

                                               ISDA MASTER AGREEMENT

                                             dated as of June 29, 2006

                                                      between

        MORGAN STANLEY CAPITAL SERVICES INC.              and       RALI Series 2006-QA5 Trust (the “Trust”), acting
                                                                   through Deutsche Bank Trust Company Americas, not
                                                                    in its individual capacity by solely as Trustee
                                                                     for the benefit of RALI Series 2006-QA5 Trust,
                                                                    Mortgage Asset-Backed Pass-Through Certificates,
                                                                         Series 2006-QA5, Group I Certificates

                    (“Party A”)                                                       (“Party B”)

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:-

Paragraph 1. Interpretation

(a)      Definitions  and  Inconsistency.  Capitalized  terms not  otherwise  defined  herein or  elsewhere in this
Agreement  have the meanings  specified  pursuant to Paragraph  12, and all  references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any  inconsistency  between this Annex and the other provisions of this Schedule,  this Annex will prevail,  and in the event of any inconsistency  between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)      Secured Party and Pledgor.  All  references  in this Annex to the “Secured  Party” will be to either party when acting in that capacity and all  corresponding  references  to the  “Pledgor”  will be to the other party when acting in that capacity;  provided,  however,  that if Other Posted  Support is held by a party to this Annex,  all references  herein to that party as the Secured  Party with  respect to that Other  Posted  Support will be to that party as the  beneficiary  thereof and will not subject  that support or that party as the  beneficiary  thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party,  as the  Pledgor,  hereby  pledges to the other  party,  as the  Secured  Party,  as  security  for its
Obligations,  and grants to the Secured Party a first priority  continuing  security interest in, lien on and right of Set-off  against all Posted  Collateral  Transferred  to or received by the Secured  Party  hereunder.  Upon the
Transfer  by the  Secured  Party to the  Pledgor of Posted  Collateral,  the  security  interest  and lien  granted hereunder on that Posted Collateral will be released  immediately and, to the extent possible,  without any further action by either party.
Paragraph 1.  ____Credit Support Obligations

(a)      Delivery  Amount.  Subject to  Paragraphs 4 and 5, upon a demand made by the Secured  Party on or promptly following a  Valuation  Date,  if the  Delivery  Amount for that  Valuation  Date  equals or exceeds the  Pledgor’s
Minimum  Transfer  Amount,  then the Pledgor will Transfer to the Secured Party  Eligible  Credit  Support having a
Value as of the date of Transfer at least equal to the applicable  Delivery Amount  (rounded  pursuant to Paragraph
13).  Unless  otherwise  specified  in  Paragraph  13, the  “Delivery  Amount”  applicable  to the  Pledgor for any
Valuation Date will equal the amount by which:

         (i) the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)      Return  Amount.  Subject  to  Paragraphs  4 and 5,  upon a  demand  made  by the  Pledgor  on or  promptly following a Valuation  Date, if the Return  Amount for that  Valuation  Date equals or exceeds the Secured  Party’s
Minimum  Transfer  Amount,  then the Secured Party will Transfer to the Pledgor Posted Credit Support  specified by the Pledgor in that demand  having a Value as of the date of Transfer  as close as  practicable  to the  applicable
Return Amount (rounded  pursuant to Paragraph 13). Unless otherwise  specified in Paragraph 13, the “Return Amount”
applicable to the Secured Party for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

         (ii) the Credit Support Amount.

“Credit Support Amount” means,  unless otherwise  specified in Paragraph 13, for any Valuation Date (i) the Secured
Party’s  Exposure for that  Valuation  Date plus (ii) the aggregate of all  Independent  Amounts  applicable to the
Pledgor,  if any,  minus (iii) all  Independent  Amounts  applicable to the Secured  Party,  if any, minus (iv) the
Pledgor’s  Threshold;  provided,  however,  that the Credit  Support  Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 2.  ____Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)      Conditions  Precedent.  Each  Transfer  obligation  of the  Pledgor  under  Paragraphs  3 and 5 and of the
Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

              (i) no Event of Default,  Potential  Event of Default or  Specified  Condition  has  occurred  and is continuing with respect to the other party; and

              (ii) no Early  Termination Date for which any unsatisfied  payment  obligations exist has occurred or been  designated  as the result of an Event of Default or  Specified  Condition  with  respect to the other party.

(b)      Transfer  Timing.  Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the
Transfer of Eligible  Credit Support or Posted Credit Support is made by the  Notification  Time, then the relevant
Transfer  will be made not later than the close of  business  on the next Local  Business  Day; if a demand is made after the  Notification  Time, then the relevant  Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)      Calculations.  All  calculations  of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation  Agent as of the Valuation  Time. The Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations  not later than the Notification  Time on the Local Business
Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)      Substitutions.

         (i) Unless  otherwise  specified in Paragraph 13, upon notice to the Secured Party specifying the items of
         Posted  Credit  Support to be  exchanged,  the Pledgor  may, on any Local  Business  Day,  Transfer to the
         Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

         (ii)  subject to  Paragraph  4(a),  the  Secured  Party will  Transfer  to the Pledgor the items of Posted
         Credit  Support  specified by the Pledgor in its notice not later than the Local  Business  Day  following the date on which the Secured Party receives the Substitute  Credit Support,  unless  otherwise  specified in Paragraph  13 (the  “Substitution  Date”);  provided  that the Secured  Party will only be obligated to
         Transfer  Posted  Credit  Support  with a Value as of the date of Transfer of that Posted  Credit  Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 3.  ....Dispute Resolution

If a party (a “Disputing  Party”) disputes (I) the Valuation  Agent’s  calculation of a Delivery Amount or a Return
Amount or (II) the Value of any  Transfer  of  Eligible  Credit  Support  or Posted  Credit  Support,  then (1) the
Disputing  Party will  notify the other  party and the  Valuation  Agent (if the  Valuation  Agent is not the other party) not later than the close of business on the Local  Business  Day  following  (X) the date that the demand is made  under  Paragraph  3 in the case of (I)  above  or (Y) the date of  Transfer  in the case of (II)  above,  (2)
subject to Paragraph 4(a), the appropriate  party will Transfer the undisputed  amount to the other party not later than the  close of  business  on the Local  Business  Day  following  (X) the date  that the  demand is made  under
Paragraph 3 in the case of (I) above or (Y) the date of Transfer  in the case of (II) above,  (3) the parties  will consult  with each other in an attempt to resolve  the  dispute  and (4) if they fail to resolve the dispute by the
Resolution Time, then:

         (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the
         Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

             (A)  utilizing any  calculations  of Exposure for the  Transactions  (or Swap  Transactions)  that the parties have agreed are not in dispute;

             (B) calculating the Exposure for the  Transactions  (or Swap  Transactions) in dispute by seeking four actual  quotations at mid-market  from  Reference  Market-makers  for purposes of  calculating  Market
             Quotation,  and taking the arithmetic average of those obtained;  provided that if four quotations are not available for a particular Transaction (or Swap Transaction),  then fewer than four quotations may be used  for  that  Transaction  (or Swap  Transaction);  and if no  quotations  are  available  for a particular  Transaction (or Swap Transaction),  then the Valuation Agent’s original  calculations will be used for that Transaction (or Swap Transaction); and

             (C) utilizing the procedures  specified in Paragraph 13 for  calculating  the Value,  if disputed,  of
             Posted Credit Support.

         (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the
         Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a  recalculation  pursuant to this  Paragraph,  the Valuation  Agent will notify each party (or the other party,  if the  Valuation  Agent is a party)  not  later  than the  Notification  Time on the  Local  Business  Day following the  Resolution  Time. The  appropriate  party will,  upon demand  following that notice by the Valuation
Agent or a  resolution  pursuant  to (3) above and  subject  to  Paragraphs  4(a) and  4(b),  make the  appropriate
Transfer.

Paragraph 4.  ....Holding and Using Posted Collateral

(a)      Care of Posted  Collateral.  Without  limiting  the Secured  Party’s  rights  under  Paragraph  6(c),  the
Secured  Party will  exercise  reasonable  care to assure the safe custody of all Posted  Collateral  to the extent required by applicable  law, and in any event the Secured Party will be deemed to have  exercised  reasonable  care if it exercises at least the same degree of care as it would  exercise with respect to its own property.  Except as specified  in the  preceding  sentence,  the  Secured  Party will have no duty with  respect to Posted  Collateral, including,  without  limitation,  any duty to  collect  any  Distributions,  or  enforce  or  preserve  any  rights pertaining thereto.

(b)      Eligibility to Hold Posted Collateral; Custodians.

         (i) General.  Subject to the  satisfaction of any conditions  specified in Paragraph 13 for holding Posted
         Collateral,  the  Secured  Party will be  entitled  to hold  Posted  Collateral  or to appoint an agent (a
         “Custodian”)  to hold Posted  Collateral  for the Secured  Party.  Upon notice by the Secured Party to the
         Pledgor of the  appointment  of a  Custodian,  the  Pledgor’s  obligations  to make any  Transfer  will be discharged  by making the  Transfer to that  Custodian.  The holding of Posted  Collateral  by a Custodian will be deemed to be the holding of that Posted  Collateral  by the Secured  Party for which the Custodian is acting.

         (ii)  Failure  to  Satisfy  Conditions.  If the  Secured  Party  or its  Custodian  fails to  satisfy  any conditions  for holding  Posted  Collateral,  then upon a demand made by the  Pledgor,  the Secured  Party will,  not later than five Local  Business  Days after the  demand,  Transfer  or cause its  Custodian  to
         Transfer  all Posted  Collateral  held by it to a Custodian  that  satisfies  those  conditions  or to the
         Secured Party if it satisfies those conditions.

         (iii)  Liability.  The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)      Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting
Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

         (i) sell,  pledge,  rehypothecate,  assign,  invest,  use, commingle or otherwise dispose of, or otherwise use in its  business  any  Posted  Collateral  it  holds,  free  from any  claim  or  right of any  nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

         (ii)  register any Posted  Collateral  in the name of the Secured  Party,  its  Custodian or a nominee for either.

For  purposes  of the  obligation  to  Transfer  Eligible  Credit  Support or Posted  Credit  Support  pursuant  to
Paragraphs 3 and 5 and any rights or remedies  authorized  under this  Agreement,  the Secured Party will be deemed to continue to hold all Posted  Collateral  and to receive  Distributions  made thereon,  regardless of whether the
Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)      Distributions and Interest Amount.

         (i)  Distributions.  Subject to  Paragraph  4(a),  if the Secured  Party  receives or is deemed to receive
         Distributions  on a Local  Business  Day, it will  Transfer  to the  Pledgor not later than the  following
         Local  Business  Day any  Distributions  it receives or is deemed to receive to the extent that a Delivery
         Amount would not be created or increased by that Transfer,  as calculated by the Valuation  Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

         (ii) Interest Amount.  Unless  otherwise  specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any  interest,  dividends  or other  amounts  paid or deemed to have been paid with  respect  to Posted
         Collateral  in the form of Cash (all of which may be  retained by the Secured  Party),  the Secured  Party will  Transfer to the Pledgor at the times  specified in  Paragraph  13 the Interest  Amount to the extent that a  Delivery  Amount  would not be  created  or  increased  by that  Transfer,  as  calculated  by the
         Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation  Date for this  purpose).
         The Interest Amount or portion thereof not Transferred  pursuant to this Paragraph will constitute  Posted
         Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 5.  ....Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

         (i) that party  fails (or fails to cause its  Custodian)  to make,  when due,  any  Transfer  of  Eligible
         Collateral,  Posted Collateral or the Interest Amount,  as applicable,  required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

         (ii) that party fails to comply with any  restriction or prohibition  specified in this Annex with respect to any of the rights  specified in Paragraph 6(c) and that failure  continues for five Local Business Days after notice of that failure is given to that party; or

         (iii) that party fails to comply with or perform any  agreement or obligation  other than those  specified in  Paragraphs  7(i) and 7(ii) and that  failure  continues  for 30 days after  notice of that  failure is given to that party.

Paragraph 6.  ....Certain Rights and Remedies

(a)      Secured  Party’s Rights and Remedies.  If at any time (1) an Event of Default or Specified  Condition with respect to the Pledgor  has  occurred  and is  continuing  or (2) an Early  Termination  Date has  occurred or been designated as the result of an Event of Default or Specified  Condition with respect to the Pledgor,  then,  unless the Pledgor has paid in full all of its  Obligations  that are then due, the Secured Party may exercise one or more of the following rights and remedies:

         (i) all rights and  remedies  available  to a secured  party under  applicable  law with respect to Posted
         Collateral held by the Secured Party;

         (ii) any other  rights  and  remedies  available  to the  Secured  Party  under the terms of Other  Posted
         Support, if any;

         (iii) the right to Set-off any amounts  payable by the Pledgor  with  respect to any  Obligations  against any Posted  Collateral or the Cash  equivalent of any Posted  Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

         (iv) the right to liquidate  any Posted  Collateral  held by the Secured  Party through one or more public or private  sales or other  dispositions  with such notice,  if any, as may be required  under  applicable law, free from any claim or right of any nature  whatsoever of the Pledgor,  including any equity or right of  redemption  by the Pledgor  (with the  Secured  Party  having the right to purchase  any or all of the
         Posted  Collateral  to be sold)  and to apply  the  proceeds  (or the Cash  equivalent  thereof)  from the liquidation  of  the  Posted  Collateral  to any  amounts  payable  by the  Pledgor  with  respect  to any
         Obligations in that order as the Secured Party may elect.

Each party  acknowledges and agrees that Posted  Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market,  and,  accordingly,  the Pledgor is not entitled to prior notice of any sale of that Posted  Collateral  by the  Secured  Party,  except any notice  that is  required  under applicable law and cannot be waived.

(b)      Pledgor’s  Rights and Remedies.  If at any time an Early  Termination Date has occurred or been designated as the result of an Event of Default or  Specified  Condition  with respect to the Secured  Party,  then (except in the case of an Early  Termination  Date relating to less than all  Transactions  (or Swap  Transactions)  where the
Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

         (i) the Pledgor may exercise all rights and remedies  available  to a pledgor  under  applicable  law with respect to Posted Collateral held by the Secured Party;

         (ii) the Pledgor may exercise any other  rights and remedies  available to the Pledgor  under the terms of
         Other Posted Support, if any;

         (iii) the Secured Party will be obligated  immediately to Transfer all Posted  Collateral and the Interest
         Amount to the Pledgor; and

         (iv) to the extent that Posted  Collateral or the Interest Amount is not so Transferred  pursuant to (iii)
         above, the Pledgor may:

                  (A) Set-off  any  amounts  payable by the Pledgor  with  respect to any  Obligations  against any
                  Posted  Collateral or the Cash equivalent of any Posted  Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

                  (B) to the extent that the Pledgor does not Set-off  under  (iv)(A)  above,  withhold  payment of any remaining  amounts  payable by the Pledgor with respect to any  Obligations,  up to the Value of any remaining  Posted  Collateral held by the Secured Party,  until that Posted  Collateral is
                  Transferred to the Pledgor.

(c)      Deficiencies and Excess  Proceeds.  The Secured Party will Transfer to the Pledgor any proceeds and Posted
Credit Support  remaining  after  liquidation,  Set-off and/or  application  under  Paragraphs  8(a) and 8(b) after satisfaction  in full of all amounts  payable by the Pledgor  with respect to any  Obligations;  the Pledgor in all events will remain  liable for any amounts  remaining  unpaid after any  liquidation,  Set-off  and/or  application under Paragraphs 8(a) and 8(b).

(d)      Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any
Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will
Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 7.  ....Representations

Each party  represents to the other party (which  representations  will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

         (i) it has the power to grant a security  interest in and lien on any Eligible  Collateral it Transfers as the Pledgor and has taken all necessary  actions to authorize  the granting of that security  interest and lien;

         (ii) it is the sole owner of or otherwise  has the right to Transfer all Eligible  Collateral it Transfers to the Secured  Party  hereunder,  free and clear of any security  interest,  lien,  encumbrance  or other restrictions other than the security interest and lien granted under Paragraph 2;

         (iii) upon the Transfer of any  Eligible  Collateral  to the Secured  Party under the terms of this Annex, the Secured Party will have a valid and perfected  first  priority  security  interest  therein  (assuming that any central  clearing  corporation  or any  third-party  financial  intermediary  or other entity not within the control of the Pledgor  involved in the Transfer of that Eligible  Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

         (iv) the  performance  by it of its  obligations  under this Annex will not result in the  creation of any security  interest,  lien or other  encumbrance on any Posted  Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 8.  ....Expenses

(a)      General.  Except as otherwise  provided in Paragraphs  10(b) and 10(c),  each party will pay its own costs and expenses in connection with  performing its  obligations  under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)      Posted Credit  Support.  The Pledgor will promptly pay when due all taxes,  assessments  or charges of any nature that are imposed with respect to Posted  Credit  Support held by the Secured  Party upon  becoming  aware of the same,  regardless  of whether any  portion of that  Posted  Credit  Support is  subsequently  disposed of under
Paragraph  6(c),  except for those  taxes,  assessments  and charges  that result from the  exercise of the Secured
Party’s rights under Paragraph 6(c).

(c)      Liquidation/Application  of Posted Credit  Support.  All reasonable  costs and expenses  incurred by or on behalf of the Secured Party or the Pledgor in connection  with the  liquidation  and/or  application  of any Posted
Credit  Support  under  Paragraph  8 will be  payable,  on demand  and  pursuant  to the  Expenses  Section of this
Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 9.  ....Miscellaneous

(a)      Default  Interest.  A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the
Interest  Amount will be  obligated to pay the Pledgor (to the extent  permitted  under  applicable  law) an amount equal to interest at the Default Rate  multiplied  by the Value of the items of property  that were  required to be
Transferred,  from  (and  including)  the date that  Posted  Collateral  or  Interest  Amount  was  required  to be
Transferred to (but  excluding) the date of Transfer of that Posted  Collateral or Interest  Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)      Further  Assurances.  Promptly following a demand made by a party, the other party will execute,  deliver, file and record any financing  statement,  specific assignment or other document and take any other action that may be necessary or  desirable  and  reasonably  requested by that party to create,  preserve,  perfect or validate any security  interest or lien granted under  Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with  respect to Posted  Credit  Support or an  Interest  Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c)      Further  Protection.  The Pledgor will promptly  give notice to the Secured Party of, and defend  against, any suit, action,  proceeding or lien that involves Posted Credit Support  Transferred by the Pledgor or that could adversely  affect the  security  interest  and lien  granted by it under  Paragraph  2, unless  that suit,  action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(d)      Good  Faith  and  Commercially  Reasonable  Manner.  Performance  of all  obligations  under  this  Annex, including,  but not limited to, all calculations,  valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)      Demands and  Notices.  All demands and notices  made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)      Specifications  of Certain  Matters.  Anything  referred to in this Annex as being  specified in Paragraph
13 also  may be  specified  in one or more  Confirmations  or other  documents  and this  Annex  will be  construed accordingly.

Paragraph 10.  ...Definitions

As used in this Annex:-

“Cash” means the lawful currency of the United States of America.

“Credit Support Amount” has the meaning specified in Paragraph 3.

“Custodian” has the meaning specified in Paragraphs 6(b)(i) and 13.

“Delivery Amount” has the meaning specified in Paragraph 3(a).

“Disputing Party” has the meaning specified in Paragraph 5.

“Distributions”  means  with  respect to Posted  Collateral  other than Cash,  all  principal,  interest  and other payments and  distributions  of cash or other  property  with respect  thereto,  regardless  of whether the Secured
Party has disposed of that Posted  Collateral  under  Paragraph  6(c).  Distributions  will not include any item of property  acquired by the Secured Party upon any  disposition or liquidation of Posted  Collateral or, with respect to any Posted  Collateral in the form of Cash, any  distributions  on that collateral,  unless otherwise  specified herein.

“Eligible  Collateral”  means,  with  respect to a party,  the items,  if any,  specified as such for that party in
Paragraph 13.

“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure”  means for any Valuation  Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute,  the amount,  if any,  that would be payable to a party that is the Secured  Party by the other  party  (expressed  as a  positive  number)  or by a party  that is the  Secured  Party  to the  other  party
(expressed as a negative  number) pursuant to Section  6(e)(ii)(2)(A)  of this Agreement as if all Transactions (or
Swap  Transactions)  were being terminated as of the relevant  Valuation Time;  provided that Market Quotation will be  determined  by the  Valuation  Agent using its  estimates at  mid-market  of the amounts that would be paid for
Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent  Amount” means,  with respect to a party, the amount specified as such for that party in Paragraph 13;
if no amount is specified, zero.

“Interest  Amount”  means,  with  respect to an  Interest  Period,  the  aggregate  sum of the  amounts of interest calculated for each day in that Interest  Period on the principal  amount of Posted  Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

         (x) the amount of that Cash on that day; multiplied by

         (y) the Interest Rate in effect for that day; divided by

         (z) 360.

“Interest  Period” means the period from (and  including) the last Local  Business Day on which an Interest  Amount was  Transferred  (or, if no Interest  Amount has yet been  Transferred,  the Local  Business  Day on which  Posted
Collateral in the form of Cash was  Transferred to or received by the Secured  Party) to (but  excluding) the Local
Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local  Business Day”,  unless  otherwise  specified in Paragraph 13, has the meaning  specified in the Definitions
Section of this  Agreement,  except that  references to a payment in clause (b) thereof will be deemed to include a
Transfer under this Annex.

“Minimum  Transfer  Amount”  means,  with  respect  to a party,  the  amount  specified  as such for that  party in
Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations”  means,  with  respect to a party,  all  present  and  future  obligations  of that party  under this
Agreement and any additional obligations specified for that party in Paragraph 13.

“Other Eligible  Support” means,  with respect to a party,  the items, if any,  specified as such for that party in
Paragraph 13.

“Other Posted  Support”  means all Other Eligible  Support  Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor”  means  either  party,  when that party (i)  receives a demand for or is required  to  Transfer  Eligible
Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible  Collateral,  other property,  Distributions,  and all proceeds thereof that have been  Transferred  to or  received by the Secured  Party under this Annex and not  Transferred  to the Pledgor pursuant to Paragraph  3(b),  4(d)(ii) or 6(d)(i) or released by the Secured Party under  Paragraph 8. Any Interest
Amount or portion thereof not Transferred  pursuant to Paragraph  6(d)(ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation  Date”  means the  Valuation  Date that gives  rise to the  dispute  under  Paragraph  5;  provided, however,  that if a subsequent  Valuation  Date occurs under  Paragraph 3 prior to the  resolution  of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured  Party”  means  either  party,  when that party (i) makes a demand for or is entitled to receive  Eligible
Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d)(i).

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

“Threshold”  means,  with respect to a party,  the amount  specified as such for that party in Paragraph  13; if no amount is specified, zero.

“Transfer”  means,  with respect to any Eligible Credit Support,  Posted Credit Support or Interest Amount,  and in
accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

         (i) in the case of Cash,  payment or delivery by wire transfer  into one or more bank  accounts  specified by the recipient;

         (ii) in the case of  certificated  securities  that cannot be paid or delivered by book-entry,  payment or delivery in  appropriate  physical form to the recipient or its account  accompanied  by any duly executed instruments of transfer,  assignments in blank,  transfer tax stamps and any other documents  necessary to constitute a legally valid transfer to the recipient;

         (iii) in the case of  securities  that can be paid or  delivered  by  book-entry,  the  giving of  written instructions to the relevant depository  institution or other entity specified by the recipient,  together with a  written  copy  thereof  to the  recipient,  sufficient  if  complied  with to  result in a legally effective transfer of the relevant interest to the recipient; and

         (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value”  means for any  Valuation  Date or other date for which Value is  calculated  and subject to Paragraph 5 in the case of a dispute, with respect to:

         (i) Eligible Collateral or Posted Collateral that is:

                  (A) Cash, the amount thereof; and

                  (B) a security,  the bid price  obtained by the  Valuation  Agent  multiplied  by the  applicable
                  Valuation Percentage, if any;

         (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

         (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13

Paragraph 13......Elections and Variables

Security  Interest  for  “Obligations”.  The  term  “Obligations”  as used in this  Annex  includes  the  following additional obligations with respect to Party A and Party B:  None.

Credit Support Obligations.

            “Delivery  Amount” and “Return  Amount” each has the meaning  specified in Paragraph 3. “Credit Support
                  Amount” has the meaning  specified in Paragraph 3; provided,  however,  that in the event Party A elects or is required to post  collateral  pursuant to Part 5(f) of the Schedule due to a ratings downgrade or  withdrawal  by S&P,  “Credit  Support  Amount”  means,  with respect to a Valuation
                  Date,  an amount  equal to the  greater of  (1) the  sum of (a) the  MTM and  (b) the  Volatility
                  Buffer  multiplied  by the  Notional  Amount  and  (2) zero.  “MTM”  means  the  Secured  Party’s
                  Exposure  for  that  Valuation  Date.   “Volatility   Buffer”  means  (a) if,   on  the  date  of
                  determination,  Party A has a short-term  credit rating of “A-2” by S&P and the Termination  Date
                  of  the  Transaction  will  occur  in  less  than  5  years,  3.25%,   (b) if,  on  the  date  of
                  determination,  Party A has a short-term  credit rating of “A-2” by S&P and the Termination  Date of the  Transaction  will occur in less than 10 years but more than 5 years,  4.00%,  (c) if,  on the  date of  determination,  Party A  has a  short-term  credit  rating  of “A-3” by S&P and the
                  Termination Date of the Transaction will occur in less than 5 years,  4.00%,  (d) if, on the date of  determination,  Party A has a short-term  credit  rating of “A-3” by S&P and the  Termination
                  Date of the Transaction  will occur in less than 10 years but more than 5 years,  5.00%,  (e) if, on the date of  determination,  Party A  has a long-term  credit  rating of “BB+” or lower by S&P and the Termination  Date of the Transaction  will occur in less than 5 years,  4.50%, or (f) if, on the date of  determination,  Party A  has a long-term  credit  rating of “BB+” or lower by S&P and the  Termination  Date of the  Transaction  will  occur in less than 10 years but more than 5 years, 5.75%.

                  In the event Party A elects or is required to post collateral pursuant to Part 5(f) of the
                  Schedule due to a ratings downgrade or withdrawal by S&P, the Valuation Agent shall verify its calculation of the Secured Party’s Exposure on a quarterly basis by seeking two quotations from
                  Reference Market-makers.  If two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose.  If no
                  Reference Market-makers are available, then the Valuation Agent’s estimates at mid-market will be used.  The Valuation Agent may not obtain the quotations referred to above from the same person in excess of four times during any 12 month period.  Where more than one quotation is obtained, the quotation representing the greatest amount of Exposure shall be used by the
                  Valuation Agent.  In the event the verification procedures set forth above indicate that there is a deficiency in the amount of Eligible Collateral that has been Transferred to the Secured
                  Party, the Pledgor shall Transfer the amount of Eligible Collateral necessary to cure such deficiency to the Secured Party within three Local Business Days.

            Eligible Collateral.  The following items will qualify as “Eligible Collateral” for Party A:

                                                                                                                              Valuation Percentage
                                                              Eligible Collateral                               Party A
                       (A)           Cash                                                                         X                  100.0%
                       (B)           Treasury Securities with a remaining maturity of 52 weeks or less            X                   98.5%
                       (C)           Treasury Securities with a remaining maturity of more than 52 weeks          X                   93.6%
                                     but no more than 5 years
                       (D)           Treasury Securities with a remaining maturity of more than 5 years           X                   89.9%
                                     but no more than 10 years
                       (E)           Treasury Securities with a remaining maturity of more than 10 years          X                   83.9%
                                     but no more than 30 years
                       (F)           Agency Notes with a remaining maturity of no more than 15 years              X                   81.3%
                       (G)           Agency Notes with a remaining maturity of more than 15 years but no          X                   74.8%
                                     more than 30 years
                       (H)           Commercial Paper rated “A-1+” by S&P and “P-1” by Moody’s, with a            X                   98.0%
                                     remaining maturity of 180 days or less
                       (I)           Commercial Paper rated “A-1” by S&P and P-1 by Moody’s, with a               X                   97.0%
                                     remaining maturity of 180 days or less
                       (J)           Commercial Paper rated “A-1” by S&P and “P-1” by Moody’s, with a             X                   94.0%
                                     remaining maturity of more than 180 days or but no more than 360 days

                        Notwithstanding the above, Commercial Paper will qualify as Eligible Collateral for Party A only if the aggregate amount of
                        Commercial Paper Transferred as Eligible Collateral under this Annex constitutes the obligations of 10 or more issuers.
-------------------------------------------------------------------------------------------------------------------

            Other Eligible Support:  Not applicable.

            Thresholds.

                  “Independent Amount” means, with respect to Party A, zero; provided,  however, if Party A elects or is  required  to post  collateral  pursuant  to Part 5(f) of the  Schedule  due to a ratings  downgrade or withdrawal  by Moody’s or Fitch,  then the  “Independent  Amount”
                           with respect to Party A shall be the aggregate of any Transaction  Independent  Amounts in respect of all  Transactions  outstanding  at that time.  “Transaction  Independent
                           Amount”  shall mean (unless  otherwise  agreed by Moody’s and Fitch) 1% of the Notional
                           Amount of each Transaction.

                           “Independent Amount” means, with respect to Party B, zero.

                  “Threshold” means with, respect to Party A:  Infinite;  provided,  however, if Party A elects or is required to post  collateral  pursuant to Part 5(f) of the Schedule due to a ratings downgrade  or  withdrawal  by Moody’s or Fitch,  then the  “Threshold”  with respect to
                           Party A shall be zero (unless otherwise agreed by Moody’s and Fitch);

                           “Threshold” means with respect to Party B:  Infinite.

                  “Minimum  Transfer  Amount”  means with  respect to Party A:  USD  100,000;  and with respect to
                           Party B: USD 100,000;  provided,  however,  that if such party is a Defaulting Party at the time,
                           “Minimum Transfer Amount” shall mean zero with respect to such party.

                  Rounding.  The  Delivery  Amount  will be rounded up to the  nearest  multiple  of $1000 and the
                           Return Amount will be rounded down to the nearest multiple of $1000.

Valuation and Timing.

            “Valuation  Agent”  means for  purposes  of  Paragraphs  3 and 5, the party  making  the  demand  under
                  Paragraph  3, and,  for  purposes of Paragraph  6(d),  the Secured  Party  receiving or deemed to receive the Distributions or the Interest Amount, as applicable.

            “Valuation  Date” means  (A) each and every  Wednesday  commencing on the first such date following the date hereof or if any Wednesday is not a Local Business Day, the next  succeeding  Local Business
                  Day and (B) any  other Local  Business Day on which  notice is made before  12:00 noon,  New York time on the immediately preceding Local Business Day.

            “Valuation  Time”  means the close of  business  in New York on the New York  Banking  Day  before  the
                  Valuation Date or date of calculation,  as applicable,  or any time on the Valuation Date or date of  calculation,  as  applicable;  provided that the  calculations  of Value and Exposure will be made as of approximately the same time on the same date.

            “Notification Time” means 1:00 p.m., New York time, on a Local Business Day.

            The  Valuation  Agent’s  calculations  pursuant to the terms  hereof shall be made in  accordance  with standard  market  practice,  using  commonly  accepted third party sources that comply with S&P’s criteria (e.g. Bloomberg, Bridge Information Services, Reuters and Telerate).

Conditions  Precedent  and  Secured  Party’s  Rights and  Remedies.  The  following  Termination  Events  will be a
         “Specified  Condition” for the party  specified  (that party being the Affected  Party of the  Termination
         Event occurs with respect to that party): Not Applicable.

Substitution.

            “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

            Consent.  The Pledgor  need not obtain the Secured  Party's  consent for any  substitution  pursuant to
                  Paragraph 4(d).

Dispute Resolution.

            “Resolution  Time” means 1:00 p.m.,  New York time,  on the Local  Business Day  following  the date on which the notice of the dispute is given under Paragraph 5.

            Value.  For the purpose of Paragraphs  5(i)(C) and 5(ii),  the Value of Posted Credit Support or of any
                  Transfer  of  Eligible  Credit  Support or Posted  Credit  Support,  as the case may be,  will be calculated by the Valuation  Agent in accordance  with standard market practice using third party sources (such as, by way of example only, Bloomberg or Reuters) where available.

            Alternative.  The provisions of Paragraph 5 will apply.

Holding and Using Posted Collateral.

            Eligibility to Hold Posted Collateral; Custodian.

         Party B  and its  Custodian  will be  entitled  to hold Posted  Collateral  pursuant  to  Paragraph  6(b);
         provided that the following conditions applicable to it are satisfied:

                  Party B is not a Defaulting Party.

                  Posted  Collateral  may be held  only in the  following  jurisdictions:  the  United  States  of
                           America.

                           Initially, the Custodian for Party B is Party B

            Use of Posted Collateral.  The provisions of Paragraph 6(c) will apply.

Distributions and Interest Amount.

            “Interest  Rate”.  The  “Interest  Rate” shall be the rate  actually  earned by the Custodian on Posted
                  Collateral in the form of Cash.

            Transfer  of  Interest  Amount.  The  Transfer  of the  Interest  Amount will be made on the last Local
                  Business Day of each calendar month and on any Local  Business Day that Posted  Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

            Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

Additional Representation(s).  None.

Other Eligible  Support and Other Posted  Support.  “Value” and “Transfer”  with respect to Other Eligible  Support and Other Posted Support each means:  Not applicable.

Demands and Notices.

         All demands, specifications and notices to Party A under this Annex will be made to:

                  Morgan Stanley Capital Services Inc.
                  1585 Broadway
                  3rd Fl. - FID Controllers
                  New York, NY 10036
                  Attn: FID Collateral Manager
                  Telephone No.: (212) 761-0877
                  Facsimile No.:  (212) 507-4949
                  Email: nydppgcoll@morganstanley.com

         and all demands, specifications and notices to Party B under this Annex will be to:

                  Deutsche Bank Trust Company Americas, as trustee of the Trust
                  1761 East St. Andrew Place
                  Santa Ana, California  92705-4934
                  Attention:        Trust Administration-RF06A5
                  Facsimile No.:    (714) 2656-6230
                  Telephone No.:    (714) 247 6000

         ;  provided  that any  demand,  specification  or notice  may be made by  telephone  (“Telephone  Notice”)
         between  employees  of  each  party  if  such  Telephone  Notice  is  confirmed  by a  subsequent  written instruction  (which may be  delivered  via  facsimile  or email) by the close of  business on the same day that such Telephone Notice is given.

Addresses for Transfers.

         Party A:
         Cash:             CITIBANK, New York
         ABA No.:          021 000 089
         Account No.:      4072 - 4601

         Treasury Securities
         and Agency Notes: Bank of New York, New York/Morgan Stanley & Co. Incorporated
         ABA No.:          021000018

         Other Forms of Eligible Collateral: As provided by Party A.

         Party B:

         Cash:    As provided by Party B

         DTC Eligible Securities:   As provided by Party B

Other Provisions.

            Notwithstanding  any other  provision in this Agreement to the contrary,  no full or partial failure to exercise  and no delay in  exercising,  on the part of Party A  or  Party B,  any right,  remedy, power or  privilege  permitted  hereunder  shall  operate in any way as a waiver  thereof by such party,  including  without  limitation  any failure to exercise or any delay in exercising to any or to the full  extent of such  party's  rights  with  respect to  transfer  timing  pursuant  to
                  Paragraph 4(b), regardless of the frequency of such failure or delay.

            In all cases,  in order to facilitate  calculation  of the Delivery  Amount and the Return Amount for a
                  particular Valuation Date in accordance with Paragraph 3 of this Annex:

                  Eligible Collateral;

                  Exposure; and

                  Posted Collateral

                  shall each be expressed in US Dollars.  If any of these items are expressed in a currency other than  US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

            Form of Annex.  The  parties  hereby  agree that the text of the body of this Annex is  intended  to be the printed form of 1994 ISDA Credit Support Annex  (Bilateral Form - ISDA Agreements  Subject to
                  New  York  Law Only  version)  as  published  and  copyrighted  by the  International  Swaps  and
                  Derivatives Association, Inc.

Agreement as to Single  Secured  Party and Pledgor.  Party A and Party B  agree that,  notwithstanding  anything to the contrary in the recital to this Annex,  Paragraph 1(b) or Paragraph 2 or the  definitions of Paragraph
         12,  (a) the term “Secured  Party” as used in this Annex shall mean only Party B,  (b) the term  “Pledgor”
         as used in this Annex shall mean only  Party A,  (c) only  Party A makes the pledge and grant in Paragraph
         2, the  acknowledgement  in the final  sentence of Paragraph 8(a) and the  representations  in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

Additional Definitions

         “Agency  Notes” means U.S.  Dollar-denominated  fixed rate,  non-amortising,  non-mortgage-backed,  senior debt securities of fixed  maturity,  rated Aaa by Moody's and AAA by S&P issued by any of the Federal Home
         Loan Banks (including their  consolidated  obligations issued through the Office of Finance of the Federal
         Home Loan Bank  System),  the  Federal  National  Mortgage  Association,  the Federal  Home Loan  Mortgage
         Corporation or the Federal Farm Credit Bank.

         “Commercial  Paper”  means  U.S.  Dollar-denominated,   coupon-bearing,   commercial  paper  issued  by  a
         corporation, finance company, partnership or limited liability company.

         “Treasury  Securities”  means U.S.  Dollar-denominated,  coupon-bearing,  senior  debt  securities  of the
         United States of America  issued by the U.S.  Treasury  Department and backed by the full faith and credit of the United States of America.

Trustee  Capacity.  It is  expressly  understood  and agreed by the parties  hereto  that  insofar as this Annex is executed by Deutsche  Bank Trust  Company  Americas  (i) this  Annex is executed and delivered by Deutsche
         Bank Trust  Company  Americas not in its  individual  capacity but solely as Trustee  under the PSA in the exercise of the powers and  authority  conferred  and invested in it as trustee  thereunder,  (ii) each of the  representations,  undertakings and agreements herein made on behalf of the Trust is made and intended not as personal  representations  of the Trustee but is made and  intended for the purpose of binding only the Trust, and (iii) under no  circumstances  shall Deutsche Bank Trust Company Americas in its individual capacity be personally  liable for the payment of any  indebtedness  or expenses or be  personally  liable for the breach or failure of any  obligation,  representation,  warranty  or covenant  made or  undertaken under this Annex,  and (iv) nothing  contained  herein  shall be  construed  as creating any  liability on
         Deutsche  Bank Trust  Company  Americas,  individually  or  personally,  to perform  any  covenant  either expressed or implied contained herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve  Deutsche Bank Trust Company  Americas from performing its duties and obligations under the PSA in accordance with the standard of care set forth therein.

                  IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Credit  Support  Annex by  their  duly authorized officers as of the date hereof.

                                                          MORGAN STANLEY CAPITAL SERVICES INC.

                                                          By: /s/ Charmaine Fearon_________________________________
                                                              Name: Charmaine Fearon
                                                              Title: Authorized Signatory
                                                              Date: June 29 2006

                                                          RALI SERIES 2006-QA5 TRUST
                                                              By:  DEUTSCHE BANK TRUST COMPANY AMERICAS, a New
                                                              York banking corporation, not individually, but
                                                              solely as Trustee for RALI Series 2006-QA5 Trust,
                                                              for the benefit of the holders of the Mortgage
                                                              Asset-Backed Pass-Through Certificates, Series
                                                              2006-QA5, Group I Certificates

                                                          By: /s/ Barbra Campbell__________________________________
                                                              Name: Barbra Campbell
                                                              Title: Authorized Signatory
                                                              Date: June 29 2006

DATE:                               June 29, 2006

TO:                                 RALI Series 2006-Trust, acting through Deutsche Bank Trust Company Americas, a
                                    New York banking corporation, not in its individual capacity, but solely as
                                    Trustee for the benefit of RALI Series 2006-QA5 Trust, for the benefit of the holders of the Mortgage Asset-Backed Pass-Through Certificates, Series
                                    2006-QA5, Group I Certificates
ATTENTION:                          Trust Administration-RF06A5
TELEPHONE:                          (714) 247-6000
FACSIMILE:                          (714) 656-2630

FROM:                               New York Derivative Client Services Group
TELEPHONE:                          (212) 761-2996
FACSIMILE:                          (646) 202-9190

SUBJECT:                            Fixed Income Derivatives Confirmation

REFERENCE NUMBER:                   FRUPJ

The purpose of this letter  agreement  (this  “Confirmation”)  is to confirm the terms and  conditions  of the Swap
Transaction  entered into on the Trade Date specified  below (the  “Transaction”)  between  Morgan Stanley  Capital
Services  Inc.  (“Party A”) and Deutsche  Bank Trust  Company  Americas,  not  individually,  but solely as Trustee
(“Party B”) under the  Standard  Terms of Pooling  and  Servicing  Agreement  dated as of March 1, 2006 and related
Series  Supplement  dated as of June 1, 2006  (together,  the “PSA”) among  Residential  Accredit  Loans,  Inc., as
Depositor,  Residential  Funding  Corporation,  as Master Servicer,  and Deutsche Bank Trust Company  Americas,  as
Trustee, for the RALI Series 2006-QA5 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA5.

The definitions and provisions  contained in the 2000 ISDA  Definitions  (the  “Definitions”),  as published by the
International  Swaps and Derivatives  Association,  Inc., are incorporated into this Confirmation.  In the event of
any  inconsistency   between  the  Definitions  and  this  Confirmation,   this  Confirmation  will  govern.  Terms
capitalized but not defined in this Confirmation  (including the Definitions) have the meanings  attributed to them in the PSA.

This  Confirmation  constitutes a “Confirmation”  as referred to in, and supplements,  forms part of and is subject to, the ISDA  Master  Agreement  dated as of June 29,  2006,  as amended  and  supplemented  from time to time (the
“Agreement”),  between  Party A and Party B. All  provisions  contained in the Agreement  govern this  Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:...................................  With respect to any  Calculation  Period,  the amount set forth for such  Calculation  Period in Schedule I
                                                              attached hereto.

         Trade Date:........................................  June 27, 2006

         Effective Date:....................................  June 29, 2006

         Termination Date:..................................  June 25, 2011,  subject to  adjustment  in accordance with the Business Day Convention.

Fixed Amounts:

                  Fixed Rate Payer:.........................  Party B

                  Fixed Rate Payer Payment Dates:...........  The 25th  calendar  day of each month during the Term of this  Transaction,  commencing  July 25,  2006 and
                                                              ending   on  the   Termination   Date,   subject   to
                                                              adjustment  in  accordance   with  the  Business  Day
                                                              Convention.

                  Fixed Rate Payer Period End
                    Dates:..................................  The 25th  calendar  day of each month during the Term of this  Transaction,  commencing  July 25,  2006 and
                                                              ending  on  the  Termination  Date,   subject  to  No
                                                              Adjustment.

                  Fixed Rate:...............................  5.59%

                  Fixed Amount:.............................  To be  determined  in  accordance  with the following formula:

                                                              10 * Fixed  Rate *  Notional  Amount * Fixed Rate Day
                                                              Count Fraction.

                  Fixed Rate Day Count Fraction:............  30/360

Floating Amounts:

                  Floating Rate Payer:......................  Party A

                  Floating Rate Payer Payment
                    Dates:..................................  The 25th  calendar  day of each month during the Term of this  Transaction,  commencing  July 25,  2006 and
                                                              ending   on  the   Termination   Date,   subject   to
                                                              adjustment  in  accordance   with  the  Business  Day
                                                              Convention.

                  Floating Rate Payer Period End
                    Dates:..................................  The 25th  calendar  day of each month during the Term of this  Transaction,  commencing  July 25,  2006 and
                                                              ending   on  the   Termination   Date,   subject   to
                                                              adjustment  in  accordance   with  the  Business  Day
                                                              Convention.

                  Floating Rate Option:.....................  USD-LIBOR-BBA

                  Floating Amount:..........................  To be  determined  in  accordance  with the following formula:

                                                              10   *   Floating   Rate   *   Notional    Amount   *
                                                              Floating Rate Day Count Fraction.

                  Designated Maturity:......................  One month

                  Floating Rate Day Count Fraction:.........  Actual/360

                  Reset Dates:..............................  The first day of each Calculation Period.

                  Compounding:..............................  Inapplicable

         Business Days:.....................................  New York and Los Angeles

         Business Day Convention:...........................  Following

Account Details and Settlement Information:

                  Payments to Party A:

                  Citibank, New York
                  ABA No.:  021 000 089
                  Account No.:  4072-4601
                  Account Name:  Morgan Stanley Capital Services Inc.

                  Payments to Party B:

                  Deustche Bank National Trust Company Americas
                  ABA No.:  021001033
                  Account No:  01419663
                  Acct Name:  NYLTD Funds Control - Stars West
                  Ref:  RALI 2006-QA5 Swap

Trustee  Capacity.  It is expressly  understood and agreed by the parties hereto that insofar as this  Confirmation is executed by Deutsche Bank Trust  Company  Americas (i) this  Confirmation  is executed and delivered by
         Deutsche Bank Trust Company  Americas not in its  individual  capacity but solely as Trustee under the PSA in the  exercise of the powers and  authority  conferred  and invested in it as trustee  thereunder,  (ii)
         each of the  representations,  undertakings and agreements  herein made on behalf of the Trust is made and intended  not as  personal  representations  of the Trustee  but is made and  intended  for the purpose of binding only the Trust,  and (iii) under no  circumstances  shall Deutsche Bank Trust Company  Americas in its  individual  capacity  be  personally  liable for the  payment of any  indebtedness  or expenses or be personally liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken under this  Confirmation;  and (iv) nothing  contained herein shall be construed as creating any  liability  on Deutsche  Bank Trust  Company  Americas,  individually  or  personally,  to perform any covenant  either  expressed or implied  contained  herein,  all such  liability,  if any, being  expressly waived by the  parties  hereto  and by any  Person  claiming  by,  through  or under the  parties  hereto;
         provided  that  nothing in this  paragraph  shall  relieve  Deutsche  Bank  Trust  Company  Americas  from performing  its duties and  obligations  under the PSA in  accordance  with the standard of care set forth therein.

We are very  pleased  to have  entered  into this  Transaction  with you and we look  forward to  completing  other transactions with you in the near future.

                                                          Very truly yours,

                                                          MORGAN STANLEY CAPITAL SERVICES INC.

                                                          By: /s/ Charmaine Fearon_________________________________
                                                              Name: Charmaine Fearon
                                                              Title: Authorized Signatory

Party B, acting  through its duly  authorized  signatory,  hereby agrees to,  accepts and confirms the terms of the foregoing as of the Trade Date.

                                                          RALI SERIES 2006-QA5 TRUST

                                                          By:  DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York
                                                              banking corporation, not individually, but solely
                                                              as Trustee for RALI Series 2006-QA5 Trust, for the
                                                              benefit of the holders of the Mortgage Asset-Backed
                                                              Pass-Through Certificates, Series 2006-QA5, Group I
                                                              Certificates

                                                              By:_ /s/ Barbra Campbell_____________________________
                                                                  Name: Barbra Campbell
                                                                  Title: Authorized Signatory

                                                    SCHEDULE I

   Line             Calculation Period            Notional Amount ($)    Multiplier
         1 Effective Date             7/25/2006           60,608,600.00      10
         2       7/25/2006            8/25/2006           57,627,419.94      10
         3       8/25/2006            9/25/2006           54,791,352.14      10
         4       9/25/2006           10/25/2006           52,093,359.43      10
         5      10/25/2006           11/25/2006           49,526,720.92      10
         6      11/25/2006           12/25/2006           47,085,019.00      10
         7      12/25/2006            1/25/2007           44,762,197.07      10
         8       1/25/2007            2/25/2007           42,552,468.36      10
         9       2/25/2007            3/25/2007           40,450,327.76      10
        10       3/25/2007            4/25/2007           38,450,538.06      10
        11       4/25/2007            5/25/2007           36,548,116.97      10
        12       5/25/2007            6/25/2007           34,738,324.67      10
        13       6/25/2007            7/25/2007           33,016,652.01      10
        14       7/25/2007            8/25/2007           31,378,809.35      10
        15       8/25/2007            9/25/2007           29,820,715.78      10
        16       9/25/2007           10/25/2007           28,338,489.03      10
        17      10/25/2007           11/25/2007           26,928,435.81      10
        18      11/25/2007           12/25/2007           25,577,106.02      10
        19      12/25/2007            1/25/2008           24,301,524.59      10
        20       1/25/2008            2/25/2008           23,088,056.23      10
        21       2/25/2008            3/25/2008           21,933,677.07      10
        22       3/25/2008            4/25/2008           20,835,510.44      10
        23       4/25/2008            5/25/2008           19,790,819.69      10
        24       5/25/2008            6/25/2008           18,797,001.37      10
        25       6/25/2008            7/25/2008           17,851,578.75      10
        26       7/25/2008            8/25/2008           16,952,195.65      10
        27       8/25/2008            9/25/2008           16,096,610.60      10
        28       9/25/2008           10/25/2008           15,282,691.21      10
        29      10/25/2008           11/25/2008           14,508,408.91      10
        30      11/25/2008           12/25/2008           13,771,833.86      10
        31      12/25/2008            1/25/2009           13,071,130.16      10
        32       1/25/2009            2/25/2009           12,391,006.56      10
        33       2/25/2009            3/25/2009           11,743,903.34      10
        34       3/25/2009            4/25/2009           11,141,959.93      10
        35       4/25/2009            5/25/2009           10,203,951.25      10
        36       5/25/2009            6/25/2009            8,965,275.76      10
        37       6/25/2009            7/25/2009            8,357,632.38      10
        38       7/25/2009            8/25/2009            8,318,573.30      10
        39       8/25/2009            9/25/2009            7,902,862.40      10
        40       9/25/2009           10/25/2009            7,504,236.67      10
        41      10/25/2009           11/25/2009            7,128,192.95      10
        42      11/25/2009           12/25/2009            6,770,464.78      10
        43      12/25/2009            1/25/2010            6,430,160.30      10
        44       1/25/2010            2/25/2010            6,106,431.08      10
        45       2/25/2010            3/25/2010            5,798,469.98      10
        46       3/25/2010            4/25/2010            5,505,509.18      10
        47       4/25/2010            5/25/2010            5,226,818.22      10
        48       5/25/2010            6/25/2010            4,954,863.91      10
        49       6/25/2010            7/25/2010            4,702,998.78      10
        50       7/25/2010            8/25/2010            4,461,660.89      10
        51       8/25/2010            9/25/2010            4,225,984.26      10
        52       9/25/2010           10/25/2010            4,009,622.50      10
        53      10/25/2010           11/25/2010            3,791,302.64      10
        54      11/25/2010           12/25/2010            3,596,114.05      10
        55      12/25/2010            1/25/2011            3,379,874.86      10
        56       1/25/2011            2/25/2011            3,191,680.67      10
        57       2/25/2011            3/25/2011            3,021,112.44      10
        58       3/25/2011            4/25/2011            2,788,997.57      10
        59       4/25/2011            5/25/2011            1,965,831.00      10
        60       5/25/2011     Termination Date               86,615.20      10

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